                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    DARDEN RESTAURANTS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                    DARDEN RESTAURANTS, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                            DARDEN RESTAURANTS, INC.
                   5900 LAKE ELLENOR DRIVE, ORLANDO, FL 32809

                            ------------------------

                         1996 NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT

                             ---------------------

                                         August 2, 1996

To Our Stockholders:

    You are cordially invited to attend the 1996 Annual Meeting of Stockholders, which will be held at the Hyatt Regency, Orlando International Airport, Orlando, Florida, on Thursday, September 19, 1996, at 2:00 p.m. Eastern Daylight Savings Time. All holders of the Company's outstanding common stock as of July 22, 1996 are entitled to vote at the Annual Meeting.

    Time will be set aside for discussion of each item of business described in the accompanying Notice of Annual Meeting and Proxy Statement. A current report on the business operations of the Company will be presented at the meeting and stockholders will have an opportunity to ask questions. We plan to adjourn the meeting at approximately 3:30 p.m. A report of the Annual Meeting will be included in the mid-year report that will be mailed to all stockholders in January, 1997.

    We hope you will be able to attend the Annual Meeting. If you need special assistance at the meeting because of a disability, please contact the Secretary of the Company at the address above. Whether or not you expect to attend, you are urged to complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,

                                                  [SIGNATURE]
                                          Joe R. Lee
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

                            DARDEN RESTAURANTS, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 19, 1996

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Darden Restaurants, Inc. will be held on Thursday, September 19, 1996, at 2:00 p.m., Eastern Daylight Savings Time, in the Hyatt Regency at the Orlando International Airport, Orlando, Florida, for the following purposes:

    1.  To elect nine directors;

    2. To approve the appointment of KPMG Peat Marwick LLP to audit the consolidated financial statements of Darden Restaurants, Inc. for the fiscal year beginning May 27, 1996;

    3. To approve the Stock Option and Long-Term Incentive Plan of 1995, as amended;

    4. To approve the Stock Option and Long-Term Incentive Conversion Plan, as amended;

    5.  To approve the Management Incentive Plan, as amended; and

    6. To act upon any other business which may properly be brought before the meeting.

    The close of business on July 22, 1996 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                                   [SIGNATURE]
                                          Clifford L. Whitehill
                                          SECRETARY

August 2, 1996

                            DARDEN RESTAURANTS, INC.

                                ----------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          THURSDAY, SEPTEMBER 19, 1996

                            ------------------------

VOTING PROCEDURES

    This Proxy Statement is being sent to holders of record at the close of business on July 22, 1996 of the common stock, no par value (the "Common Stock"), of Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, FL 32809 (the "Company" or "Darden") entitled to vote at the Annual Meeting of Stockholders on September 19, 1996, in order to furnish information relating to the business to be transacted. All stockholders of record on July 22, 1996 are entitled to vote at the meeting and, as of that date, there were 159,789,100 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote. The 2,065,213 shares of Common Stock held in the Company's treasury will not be voted and will not be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote.

    This Proxy Statement and the accompanying form of proxy is being first mailed or given to stockholders on or about August 2, 1996.

    A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States or Canada.

    You have three choices on each matter to be voted upon at the Annual Meeting. For the election of directors, by checking the appropriate box on your proxy card, you may (i) vote for all of the director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees you identify on the appropriate line. See "General Information" under Item No. 1. Concerning the other items, by checking the appropriate box, you may (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item.

    You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the meeting and withdrawing the proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating such person to act on your behalf. Each unrevoked proxy card properly executed and received prior to the close of the meeting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted FOR the election of all directors as nominated, FOR the approval of the appointment of KPMG Peat Marwick LLP as independent auditors, FOR the approval of the Stock Option and Long-Term Incentive Plan of 1995, as amended, FOR the approval of the Stock Option and Long-Term Incentive Conversion Plan, as amended, and FOR the approval of the Management Incentive Plan, as amended.

    If an executed proxy card is returned and the stockholder has voted "abstain" on any matter ( or "withhold authority" as to the election of any director), the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters. The affirmative vote of a majority of the shares of Common Stock entitled to vote, present in person or by proxy at the 1996 Annual Meeting of Stockholders, will be necessary for the election of directors and the approval of each other matter herein submitted to the stockholders for approval at the Annual Meeting.

    The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. The Company has engaged Georgeson & Company Inc. to assist in the solicitation of proxies from stockholders at a fee of $8,500 plus reimbursement of its out-of-pocket expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by employees of Georgeson & Company Inc. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Common Stock.

    A copy of the 1996 Annual Report to Stockholders, which includes the consolidated financial statements of the Company as of and for the fiscal year ended May 26, 1996, is being included in the same mailing package as your proxy material. If you did not receive the Annual Report, please call the Secretary at 407-245-5215 (collect) and a copy will be forwarded to you.

    Shares of Common Stock credited to the accounts of participants in the Profit Sharing and Savings Plan ("PSSP") of the Company have been added to such persons' other holdings on their proxy cards and, as to shares of Common Stock which have been allocated to such person's account in the PSSP, the proxy also serves as voting instructions to the trustee of the PSSP. The trustee of the PSSP will vote allocated shares of Common Stock for which it has not received direction, as well as unallocated shares held by the trustee, in the same proportion as directed shares are voted.

CERTAIN OWNERS OF COMMON STOCK

    The only persons known to the Company to own beneficially (as defined by the Securities and Exchange Commission for proxy statement purposes) more than 5% of the outstanding Common Stock of the Company as of May 26, 1996 (based on Schedule 13G reports dated as of December 31, 1995) are as follows:

                                                                                      AMOUNT AND NATURE
                                                                                        OF BENEFICIAL       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                                      OWNERSHIP         OF CLASS
- ------------------------------------------------------------------------------------  ------------------  ------------
FMR Corp.
 802 Devonshire Street
 Boston, Massachusetts 02109                                                              17,755,069(1)         11.2%
State Street Bank and Trust Company
 225 Franklin Street
 Boston, Massachusetts 02110                                                              11,419,208(2)          7.2%

- ------------------------
(1) All shares are beneficially owned by FMR Corp., and certain of its affiliates and subsidiaries, as investment advisor to various investment company mutual funds. Such entities had sole power to vote 407,115 of such shares and sole dispositive power with respect to all such shares.

(2) Of such shares, 9,408,807 shares were held as trustee of the PSSP and 2,010,401 shares were held as trustee for various personal trust accounts and other Company employee benefit plans and index accounts. Such holder had sole power to vote 1,310,147 of such shares, shared voting power on 9,482,334 shares, sole dispositive power on 1,917,646 shares and shared dispositive power on 9,501,562 shares.

                                   ITEM NO. 1
                             ELECTION OF DIRECTORS

GENERAL INFORMATION

    Directors will hold office until the next Annual Meeting and until their successors are duly chosen and qualify, or until their earlier resignation or removal. The Board of Directors has inquired of each nominee and has ascertained that each will serve if elected. In the event that any of these nominees should become unavailable for election, the Board of Directors may designate substitute nominees, in which event the shares represented by the proxy cards returned will be voted for such substitute nominees unless an instruction to the contrary is indicated on the proxy card.

BOARD COMPENSATION AND BENEFITS

    Employee directors do not receive additional compensation for serving on the Board of Directors. Non-employee directors receive an annual retainer of $12,500 plus $1,000 for each Board meeting attended and $700 for each committee meeting attended. The non-employee directors' remuneration is paid quarterly, unless payment is deferred. Under the Company's Compensation Plan for Non-Employee Directors, which has a total of 50,000 shares authorized, each year the non-employee directors may elect to receive all or a portion of their cash remuneration (i) in cash payments; (ii) in cash payments deferred until the director retires, with such amounts earning interest; (iii) in Common Stock having a market value equal to the remuneration due; or (iv) in a combination of the foregoing alternatives. In addition to the cash remuneration, under the Company's Stock Plan for Non-Employee Directors which has a total of 250,000 shares authorized, each such director receives 3,000 shares of restricted Common Stock annually upon election or re-election, which restrictions lapse at the earlier of the next year's annual meeting date or the director's retirement from the Board. Each non-employee director also receives a one-time stock option grant for 12,500 shares of Common Stock upon election to the Board. Such options have an exercise price equal to the fair market value on the date of grant and are exercisable after five years. The Company also pays the premiums on directors' and officers' liability and business travel accident insurance policies covering the directors.

COMMITTEES OF THE BOARD

    During the fiscal year ended May 26, 1996, the Board of Directors met and/or took action seven times and the various committees of the Board met a total of 12 times. Attendance at Board meetings and all committee meetings averaged 97%. Each director attended more than 90% of the Board meetings and the meetings of Board committees on which the director served.

    AUDIT COMMITTEE. The Audit Committee consists of four non-employee directors: H. B. Atwater, Jr. (Chair), John P. Birkelund, Betty Southard Murphy and Jack A. Smith. The Audit Committee met twice during fiscal 1996. It meets separately with representatives of the Company's independent auditors and with representatives of senior management and the internal auditors. The Committee reviews (i) the general scope of audit coverages; (ii) the fees charged by the independent auditors; (iii) matters relating to the internal control systems;
(iv) the value of intangibles; and (v) the expenses of senior executives.

    COMPENSATION COMMITTEE. The Compensation Committee consists of three non-employee directors: Michael D. Rose (Chair), Daniel B. Burke and Jack A. Smith. The Compensation Committee met seven times during fiscal 1996. The Committee administers the stock option and incentive plans of the Company, and in this capacity it makes or recommends all option grants or awards under these plans. In addition, the Committee makes recommendations to the Board with respect to the compensation of employee directors and reviews the compensation paid to other senior executives. The Committee also recommends the establishment of policies dealing with various compensation and employee benefit plans for the Company. See page 20 for its report on executive compensation.

    EXECUTIVE COMMITTEE.   The Executive Committee  consists of four  directors:
Joe R. Lee (Chair), H. B. Atwater, Jr., Michael D. Rose and Jack A. Smith. The Executive Committee did not meet in fiscal

1996. Pursuant to the By-Laws, the Executive Committee has the authority to take all actions that could be taken by the full Board of Directors. It may meet between regularly scheduled Board meetings to take such action as is necessary for the efficient operation of the Company.

    FINANCE COMMITTEE. The Finance Committee consists of four non-employee directors: John P. Birkelund (Chair), Betty Southard Murphy, Michael D. Rose and Daniel B. Burke. The Finance Committee met once during fiscal 1996. It reviews and makes recommendations relating to public offerings of debt and equity securities, major borrowing commitments and other significant financial transactions, including the dividend policy of the Company.

    NOMINATING COMMITTEE. The Nominating Committee consists of four non-employee directors: H. B. Atwater, Jr. (Chair), John P. Birkelund, Betty Southard Murphy and Michael D. Rose. The Nominating Committee took one action by unanimous consent during fiscal 1996. The Committee's duties include proposing a slate of directors for election by the stockholders at each annual meeting and proposing candidates to fill vacancies on the Board. It conducts research to identify suitable candidates for Board membership, and seeks individuals who will make a substantial contribution to the Company. It will consider candidates proposed by stockholders. Generally, candidates must be highly qualified and be both willing and affirmatively desirous of serving on the Board. They should represent the interests of all stockholders and not those of a special interest group. A stockholder wishing to nominate a candidate should forward the candidate's name and a detailed background of the candidate's qualifications to the Secretary of the Company.

    PUBLIC RESPONSIBILITY COMMITTEE. The Public Responsibility Committee consists of four non-employee directors: Betty Southard Murphy (Chair), H. B. Atwater, Jr., John P. Birkelund and Daniel B. Burke. The Public Responsibility Committee met once in fiscal 1996. The duties of the Committee are to review and make recommendations regarding the Company's policies, programs and practices to assure that they are consistent with social and legal obligations to employees, consumers and society.

SHARE OWNERSHIP OF DIRECTORS AND OFFICERS

    Set forth in the following table is the beneficial ownership of Common Stock as of May 26, 1996 for each director, each officer named in the Summary Compensation Table on page 17, and all directors and officers as a group. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares held by such beneficial owner.

                                                             AMOUNT AND NATURE OF
                                                                  BENEFICIAL
NAME OF BENEFICIAL OWNER                                       OWNERSHIP (1)(2)
- ---------------------------------------------------------  -------------------------
H. B. Atwater............................................         1,444,997(3)
John P. Birkelund........................................            28,000
Bradley D. Blum..........................................           194,828(4)
Daniel B. Burke..........................................             8,722
Joe R. Lee...............................................           986,725(5)(6)
Betty Southard Murphy....................................             5,184
Jeffrey J. O'Hara........................................           420,066(5)
Michael D. Rose..........................................             7,825
Jack A. Smith............................................             4,693(3)
Blaine Sweatt, III.......................................           353,889(5)
Clifford L. Whitehill....................................           264,279
All Directors and Officers as a Group (17 persons).......         4,290,354

- ------------------------
(1) As of May 26, 1996, no director or named officer beneficially owned more than 1% of the outstanding Common Stock of the Company and all directors and officers as a group beneficially owned 2.72% of the outstanding Common Stock.

(2) Includes the following shares subject to options exercisable within 60 days of May 26, 1996: H. B. Atwater, 1,044,184 shares; Bradley D. Blum, 155,642 shares; Joe R. Lee, 703,952 shares; Jeffrey J. O'Hara, 354,958 shares; Blaine Sweatt, III, 301,912 shares; Clifford L. Whitehill, 197,640 shares and all Directors and Officers as a group, 3,256,483 shares. Also includes restricted stock as of May 26, 1996: H. B. Atwater, 12,899 shares; John P. Birkelund, 3,000 shares; Bradley D. Blum, 33,351 shares; Daniel B. Burke, 3,000 shares; Joe R. Lee, 34,247 shares; Betty Southard Murphy, 3,000 shares; Jeffrey J. O'Hara, 27,782 shares; Michael D. Rose, 3,000 shares; Jack A. Smith, 3,000 shares; Blaine Sweatt, III, 39,281 shares; and Clifford
    D. Whitehill, 2,136 shares.

(3) Includes the following shares held in the common stock fund of the non-employee Director's deferred compensation plan: H. B. Atwater, 1,573 shares; and Jack A. Smith, 1,693 shares. The named director does not have voting power with respect to such shares.

(4) Includes 200 shares held in a trust for a family member.

(5) Includes the following shares allocated to the PSSP accounts of the named officer as of May 26,1996: Joe R. Lee, 955 shares; Jeffrey J. O'Hara, 1,945 shares; and Blaine Sweatt, III, 1,415 shares.

(6) Includes 800 shares owned by Joe R. Lee's wife.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The investment banking firm of Dillon, Read & Co. Inc. acted as an advisor to General Mills, Inc. in connection with the distribution to its shareholders of the Company's Common Stock on May 28, 1995. Dillon Read was one of the underwriters in the Company's public debt offering in January 1996, and may, from time to time, perform other investment banking services for the Company. John P. Birkelund, a director of the Company, is Chairman of Dillon, Read & Co. Inc.

    During fiscal year 1996, the Company employed the law firm of Baker & Hostetler in which director Betty Southard Murphy is a partner.

INFORMATION CONCERNING NOMINEES

H. B. Atwater, Jr.        H.  B. Atwater, Jr., age 65, retired  on June 1, 1995 as Chairman
 Director since 1995      and Chief Executive Officer and  as a director of General  Mills,
                          Inc.,  the former parent company  of Darden Restaurants, Inc. Mr.
                          Atwater joined General  Mills, Inc.  in 1958 and  he was  elected
                          President  in 1977, Chief Executive Officer in 1981, and Chairman
                          of the Board in 1982. Mr. Atwater  is a director of Merck &  Co.,
                          Inc. He is on the Board of the Mayo Foundation.
John P. Birkelund         John  P. Birkelund,  age 66, has  been a Managing  Director and a
 Director since 1995      Director of Dillon, Read & Co. Inc., an investment banking  firm, since  1981, and has been Chairman since 1988. He served as Chief
                          Operating Officer  from 1981  through  1985, as  Co-Chairman  and
                          Co-Chief  Executive Officer from 1986 through 1988, and from 1988 through 1993 he was Chief Executive of the firm. Mr. Birkelund is a director of NAC Re Corporation, a member of the Advisory Board,
                          ORIX  USA   Corporation,   and   serves  as   Chairman   of   the
                          Polish-American Enterprise Fund.

Daniel B. Burke           Daniel  B. Burke, age 67, retired  in February, 1994 as President
 Director since 1995      and Chief  Executive  Officer  of  Capital  Cities/ABC,  Inc.,  a
                          broadcasting  company,  a position  he had  held since  1990. Mr.
                          Burke joined  Capital  Cities  in  1961  as  General  Manager  of
                          WTEN-TV.  He was elected Executive Vice President and Director of
                          Capital Cities in 1967 and served as President of the  Publishing
                          Division  from  1969 until  his election  as President  and Chief
                          Operating Officer of  Capital Cities  in 1972.  Mr. Burke  became
                          President and Chief Operating Officer of Capital Cities/ABC, Inc.
                          in 1986 when Capital Cities completed its acquisition of American
                          Broadcasting   Companies,  Inc.  Mr.  Burke   is  a  Director  of
                          Consolidated Rail Corporation, Morgan Stanley Groups, Inc.,  Rohm
                          and Haas Company and the Washington Post Company.
Joe R. Lee                Joe  R. Lee,  age 55,  is currently  Chief Executive  Officer and
 Director since 1995      Chairman of the Board of the Company. Mr. Lee joined Red  Lobster in 1967 as a member of its opening management team, and was named its President in 1975. He was elected a Vice President of General
                          Mills, Inc. in 1976, a Group Vice President in 1979, an Executive
                          Vice  President in 1981, named  Executive Vice President, Finance and International  Restaurants in  1991 and  was elected  a  Vice
                          Chairman  in 1992 with responsibility  for various consumer foods businesses and corporate staff functions.  Mr. Lee was elected  a director  of General  Mills, Inc.  in 1985.  He was  named as the
                          Chief Executive Officer of the  Company in December of 1994.  Mr.
                          Lee  has  been invited  to  serve on  the  Board of  Directors of
                          Tupperware Corporation as of August 1996.
Betty Southard Murphy     Betty Southard Murphy, age 63, has been a partner in the law firm
 Director since 1995      of Baker  & Hostetler  since 1980,  where she  chairs the  firm's employment law and benefits practice group. She previously served as Chairman and Member of the National Labor Relations Board from
                          1975  to 1979 and as Administrator of the Wage & Hour Division of
                          the U.S. Department of Labor from 1974 to 1975. She has had  five additional  Presidential  appointments  to  special  commissions,
                          including  the  Commission  on  the  Bicentennial  of  the   U.S.
                          Constitution. Ms. Murphy is a trustee of The American University,
                          Washington, D.C.
Jeffrey J. O'Hara         Jeffrey  J.  O'Hara, age  48,  is presently  President  and Chief
 Director since 1995      Operating Officer and,  during fiscal year  1995, served as  Vice
                          Chairman  of the Board of the  Company. Mr. O'Hara joined General
                          Mills, Inc. in 1970 and was named Vice President of Marketing and
                          Menu Planning for Red Lobster in 1978. He was named President  of
                          The Good Earth in 1981, Executive Vice President of Marketing and
                          Development  for Restaurants in 1984, President of Red Lobster in
                          1986, was elected a Senior Vice President of General Mills,  Inc.
                          in 1989 and an Executive Vice President of General Mills, Inc. in
                          1993.  From 1986  to December  of 1994,  he was  President of Red
                          Lobster. In  December  of 1994,  he  was elected  Executive  Vice
                          President,  Established Restaurant Operations.  He was elected to his current positions in July of 1995.

Michael D. Rose           Michael D. Rose, age 54, is  Chairman of the Board of The  Promus
 Director since 1995      Companies   Incorporated.  Promus,   the  publicly-traded  parent
                          company of Harrah's Casinos and  Embassy Suites, Hampton Inn  and
                          Homewood  Suites hotels, was spun-off from Holiday Corporation in
                          1990. Mr. Rose joined Holiday Corporation in 1974. He was elected
                          President in  1979 and  held  that position  until 1984.  He  was elected  Chief Executive Officer  in 1981 and  held that position until 1994. He  was elected  Chairman of  the Board  in 1984.  In
                          1988,  he resumed the position of  President, which he held until
                          1991. Mr.  Rose  is  a  director  of  Ashland  Oil,  Inc.,  First
                          Tennessee National Corp. and General Mills, Inc.
Jack A. Smith             Jack A. Smith, age 61, is Chairman and Chief Executive Officer of
 Director since 1995      The  Sports Authority,  Inc., a  chain of  sporting goods stores, which he founded in 1987. He previously served as Chief Operating
                          Officer of Herman's Sporting Goods, President and Chief Executive
                          Officer of Diana  Shops, a  national women's  apparel chain,  and held  other management  positions with  Sears, Roebuck  & Co. and
                          Montgomery Ward  Holding Corporation.  He is  a director  of  The
                          Sports  Authority, Inc., the  National Sporting Goods Association
                          and Nova Southeastern University.
Blaine Sweatt             Blaine Sweatt, age  48, is President,  New Business  Development,
 Director since 1995      and an Executive Vice President of the Company. He joined the Red
                          Lobster  organization  in  1976  and was  named  director  of new restaurant concept development in 1981. Mr. Sweatt led the  teams that  developed The Olive  Garden, China Coast  and Bahama Breeze concepts. He was named a Vice President of General Mills, Inc. in
                          1985 and a Senior Vice President in 1994.

    THESE NINE (9) PERSONS WILL BE PLACED IN NOMINATION FOR ELECTION TO THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THE PROXY CARDS RETURNED WILL BE VOTED FOR THE ELECTION OF THESE NOMINEES UNLESS YOU SPECIFY OTHERWISE.

                                   ITEM NO. 2
              APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

    The stockholders are asked to consider and approve the appointment by the Board of Directors of KPMG Peat Marwick LLP ("KPMG"), an independent certified public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year beginning May 27, 1996. KPMG has audited the financial statements of the Company since 1995. Representatives of the firm will attend the Annual Meeting and have the opportunity to make a statement if they desire, and will also be available to answer questions.

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

              BACKGROUND INFORMATION, ITEMS NO. 3, NO. 4 AND NO. 5

    The Stock Option and Long-Term Incentive Plan of 1995 (the "1995 Plan"), the Stock Option and Long-Term Incentive Conversion Plan (the "Conversion Plan") and the Management Incentive Plan (the "MIP") were approved and adopted by General Mills, Inc. ("General Mills") on February 27, 1995 as the sole stockholder of the Company and became effective on the distribution of all of the Common Stock of the Company to the stockholders of General Mills (the "Distribution") on May 28, 1995 (the "Distribution Date"). The 1995 Plan, the Conversion Plan and the MIP were amended by the Board of Directors of the Company effective May 23, 1996 as hereinafter described (the "Amendments").

    Notwithstanding that each of these plans were duly adopted by General Mills and in full force and effect since the Distribution Date, the Omnibus Budget Reconciliation Act of 1993 (the "1993 Budget Act") requires that such plans also be submitted for stockholder approval at the first annual meeting of stockholders of the Company following the Distribution. The 1993 Budget Act and the corresponding Section 162(m) of the Internal Revenue Code (the "Code") created a new tax limitation on the deductibility of compensation by a corporation in excess of $1 million paid to any of the executive officers of a publicly traded company whose compensation is required to be disclosed in such company's proxy statement unless certain conditions (including stockholder approval) are met. Although the Board of Directors does not believe that compensation levels of the executive officers named in the Summary Compensation Table on page 17 will reach the Section 162(m) deductibility limits in fiscal 1997 (nor were such levels reached in fiscal 1996), the Board of Directors believes that it is important for the Company to take all steps reasonably necessary to ensure that the Company will be able in the future to take all available tax deductions with respect to compensation resulting from awards under the 1995 Plan, the Conversion Plan and the MIP.

THE AMENDMENTS

    Effective May 23, 1996, the Compensation Committee recommended and the Board of Directors approved amendments to the Change of Control provisions of the 1995 Plan, the Conversion Plan and the MIP. If under this provision a person becomes a beneficial owner of 20% or more of the shares of the Company entitled to vote for the election of directors, a "Change of Control" occurs and certain other provisions thereby become effective. Prior to the amendment, the ownership threshold was 15% (see Section 12(i) of the 1995 Plan, Section 7(a)(v) of the Conversion Plan and Part V(a) of the MIP as contained in Exhibits I, II and III respectively). Also effective May 23, 1996, the Compensation Committee recommended and the Board of Directors approved an amendment to the 1995 Plan (Exhibit I) granting authority to the Compensation Committee to approve stock options which may be exercised on or after three years from the date of the grant. Prior to the amendment, stock options vested only after five years. The Committee and the Board of Directors, upon advice of consultants (see Report of Compensation Committee, page 20) concluded that the amendment better reflected industry practice.

    If the plans are approved by the Company's stockholders, such approval will be effective as of May 23, 1996.

                                   ITEM NO. 3
       APPROVAL OF THE STOCK OPTION AND LONG-TERM INCENTIVE PLAN OF 1995

    The number of shares of Common Stock for which stock options, restricted stock and restricted stock units (available to employees of foreign operations only) may be  granted under  the 1995 Plan  is 15,000,000,  of which  12,000,000 shares are available for regular option grants and 3,000,000 shares are designated exclusively for use as salary replacement stock options ("SRO's") described below. A copy of the 1995 Plan is attached as Exhibit I.

    Subject to the preceding, shares of Common Stock to be issued under the 1995 Plan may be made available from the authorized but unissued Common Stock, from shares of Common Stock held in the treasury, or from shares purchased on the open market. In the event of a stock split or stock dividend, reorganization, recapitalization or other similar event affecting the price of Common Stock, or when appropriate to prevent dilution or enlargement of the benefits under the 1995 Plan, then the number of shares subject to the 1995 Plan, the number of shares then subject to awards and the price per share payable on exercise of stock options may be appropriately adjusted by the Compensation Committee of the Company's Board of Directors (the "Committee").

    The closing price of the Company's Common Stock on the New York Stock Exchange on July 22, 1996 was $8.75.

    STOCK OPTIONS. The number of shares of Common Stock subject to stock options granted to any single participant in the 1995 Plan cannot exceed 10% of the total number of shares which may be issued under the 1995 Plan. It is expected that officers and other management of the Company will receive stock option grants under the 1995 Plan on a periodic basis. The number of stock options which have been issued under the 1995 Plan totals 5,480,508.

    The term of the stock options granted under the 1995 Plan may not exceed ten years after the date of grant, and the term may be for shorter periods at the discretion of the Committee. Options will terminate three months after the termination of employment except in the event of the Participant's death or retirement. A stock option may be exercised at such times as may be set by the Committee at the time of grant, provided that stock options may become exercisable no sooner than five years for executive officers and no sooner than three years for other participants from the date of grant. The exercise price of a stock option may not be less than 100 percent of the fair market value of the Common Stock on the grant date.

    No stock options issued under the 1995 Plan are transferable by a participant other than by his or her last will and testament or by the laws of descent and distribution, and all stock options may be exercised during the participant's lifetime only by the participant or his or her guardian or legal representative.

    If a participant should die while in the employ of the Company, any stock option theretofore granted to the participant under the 1995 Plan may be exercised by the person designated in such participant's last will and testament or, in the absence of such designation, by the participant's estate, to the full extent that such stock option could have been exercised by such deceased participant immediately prior to the participant's death. In addition, a pro-rata portion of stock options not exercisable as of the date of death (based on the number of months of employment completed during the full vesting period) shall become exercisable.

    Upon retirement, the participant may thereafter exercise a stock option, subject to the original term of the stock option, in such manner as determined by the Committee at the grant date.

    A stock option may only be exercised upon full payment to the Company of the option price. Payments can be made (i) in cash; (ii) through the delivery of shares of Common Stock owned by the participant; or (iii) by a combination of cash and Common Stock. The Common Stock so delivered will have a value for determining payment equal to the mean of the high and low price of the Common Stock on the New York Stock Exchange on the exercise date.

    SALARY REPLACEMENT STOCK OPTIONS. Under the 1995 Plan, the Committee also may grant SRO's to key employees of the Company and its subsidiaries as a replacement for Company-provided benefits, as an alternative to eligibility for a merit increase in salary or in lieu of other compensation such as an earned bonus. The size of the SRO grant in lieu of a merit increase is based on the estimated present value of the merit increase and pay-related benefits forgone over the term of the option and the present value of an assumed growth rate in the Company Common Stock. An SRO grant in lieu of an earned bonus is based on the dollar amount of the bonus multiplied by the value of each stock option as determined by the Committee, which, for grants in fiscal 1996, equaled approximately 30% of the current market price of the Common Stock. SRO's may be exercised as determined by the Committee, in its discretion. All other terms of the 1995 Plan also govern SRO's.

    RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The 1995 Plan authorizes the Committee to make awards of restricted stock and, to employees of foreign operations, restricted stock units ("RSU's") and to determine the number of shares to be awarded (subject to the aggregate limitation of 10%, and an individual limitation of 2%, of the total shares authorized under the 1995
Plan). A portion of the restricted stock and RSU's awarded from the 1995 Plan will be granted as part of the incentive stock matching program, which requires that the participant place on deposit with the Company one share of personally-owned Common Stock for each share of restricted stock or each RSU awarded.

    The 1995 Plan also authorizes the Committee to establish the length of the restricted period (provided that no such period shall be less than one year), the purchase price, if any, to be paid by the participant, and whether any other restrictions will be imposed in respect of such awards. Regular dividends are paid on restricted stock and dividend equivalents are paid with respect to the RSU's. Restricted stock and RSU's may vest (in whole or on a pro-rata basis) prior to the completion of the restricted period in the event of a retirement, death, change of control or certain terminations of employment, as described in the 1995 Plan. Restricted stock and RSU's may not be sold, exchanged, transferred or pledged during the restricted period. The numbers of shares of restricted stock and RSU's awarded under the 1995 Plan total, respectively, 393,440 and 14,366.

    ADMINISTRATION. The 1995 Plan is administered by the Committee, appointed from time to time by the Board of Directors and composed of non-employee, independent members of the Board who are ineligible to receive awards under the 1995 Plan (see the description of the Committee on page 4). Subject to the terms and conditions of the 1995 Plan, the Committee may prescribe, amend and rescind rules and regulations relating to the 1995 Plan, select the employees to whom awards will be made, determine the number of shares to be optioned or awarded and interpret, construe and implement the provisions of the 1995 Plan. The Committee may delegate its duties to the Chief Executive Officer and other members of senior management, subject to the requirement that awards to executive officers shall be made solely by the Committee and subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934. The Board of Directors may terminate, modify or amend the 1995 Plan, and, subject to the approval of the Board of Directors, the Committee may terminate, modify or suspend the operation of the 1995 Plan, provided that no such modification without the approval of the stockholders shall (i) materially increase the number of shares which may be issued under the 1995 Plan; (ii) materially increase the benefits accruing to participants under the 1995 Plan; or (iii) materially modify the requirements as to eligibility for participating in the 1995 Plan.

    TAX CONSEQUENCES. Stock option grants under the 1995 Plan will be non-qualified stock options governed by Section 83 of the Code. Generally, no federal income tax is payable by a participant upon the grant of a stock option.

    Under current tax law, if a participant exercises a non-qualified stock option, he or she will be taxed on the difference between the fair market value of the Common Stock on the exercise date and the option price. The Company, subject to Section 162(m) of the Code, will be entitled to a corresponding deduction on its income tax return (see "Background Information").

    Unless a participant elects otherwise under the Code, participants will be taxed on the fair market value of restricted stock and RSU's on the date the restrictions lapse or when the shares are otherwise not subject to substantial risk of forfeiture. The Company, subject to Section 162(m) of the Code, will be entitled to a corresponding deduction on its income tax return (see "Background Information").

    Participants are responsible for the payment of all federal, state, local and foreign withholding and income taxes in respect of the exercise of a stock option or the vesting of restricted stock or RSU's, and to the extent permitted by law and Committee rules, participants may authorize the Company to withhold shares to be issued from a restricted stock award (provided the number of shares to be issued equals or exceeds 500) or a stock option exercise in satisfaction of the withholding obligation.

    CHANGE OF CONTROL. All outstanding stock options become fully exercisable for six months and restricted stock and RSU's become immediately vested following a Change of Control as defined in the 1995 Plan. Also, if a participant is terminated within two years after such an event, that person's outstanding stock options at the date of termination shall become fully exercisable for three months.

    AWARDS. Awards of stock options, SRO's and restricted stock for fiscal 1996 to the five most highly compensated executive officers are set forth on the Summary Compensation Table on page 17. Awards were made to the following groups during fiscal 1996 under the 1995 Plan:

                                     STOCK OPTIONS         SRO'S         RESTRICTED STOCK          RSU'S
                                     -------------   -----------------  -------------------  -----------------
                                          (#)          (#)      ($)       (#)       ($)        (#)      ($)
                                     -------------   -------  --------  -------  ----------  -------  --------
All current executive officers, as
 a group...........................    1,525,000     188,058  $660,103   34,629  $  406,891        0         0
All current non-employee directors,
 as a group (1)....................            0           0         0        0           0        0         0
All employees who are not executive
 officers, as a group..............    3,767,450           0         0  358,811  $4,216,029   14,366  $168,801

- ------------------------------
(1) All stock options and restricted stock awarded to non-employee directors were granted under the Company's Stock Plan for Non-Employee Directors (see Board Compensation and Benefits, page 4).

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE PROPOSAL TO APPROVE THE STOCK OPTION AND LONG-TERM INCENTIVE PLAN OF 1995, AS AMENDED, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   ITEM NO. 4
                        APPROVAL OF THE STOCK OPTION AND
                      LONG-TERM INCENTIVE CONVERSION PLAN

    At the time of the Distribution, certain holders of outstanding options to purchase General Mills common stock and holders of unvested General Mills restricted stock, restricted stock units ("RSU's") and performance units (the "General Mills stock programs") had their interests adjusted by the Compensation Committee of General Mills in the manner hereinafter specified. Under the terms of the Conversion Plan, these holders of General Mills awards received, in addition to an adjusted General Mills award, or in lieu thereof, an award of Company stock options, restricted stock or RSU's, in accordance with a formula which substantially preserved without exceeding, the net accumulated appreciation in the General Mills stock programs. A copy of the Conversion Plan is attached as Exhibit II.

    The closing price of the Company's Common Stock on the New York Stock Exchange on July 22, 1996 was $8.75.

    STOCK OPTIONS. Except as described below, employees of the Company who were holders of General Mills stock options retained the option to purchase General Mills common stock, subject to the following adjustments to the exercise price and number of shares subject to the option ("the Adjusted GMI Stock Option"). Such adjustments were dependent upon the number of corresponding Company stock options granted under the Conversion Plan. The aggregate gain of both the General Mills and the Conversion Plan options approximately equaled and did not exceed the aggregate gain that existed in the General Mills stock option prior to the Distribution, and such gain was allocated between the Adjusted GMI Stock Option and the Company stock option on a 2-to-1 basis. The exercise price of the Adjusted GMI Stock Option was determined by multiplying the General Mills option exercise price prior to the Distribution by the factor (the "General Mills Stock Conversion Ratio") where the numerator is the composite volume weighted average price of General Mills common stock trading without the Company for the ten trading days beginning on the record date for the Distribution (the "Record Date"), May 15, 1995, (the "Per Share Post-Split GMI Stock Price") and the denominator is the composite volume weighted average price of General Mills common stock trading with the Company for the ten trading days beginning on the Record Date (the "Per Share Pre-Split GMI Stock Price"). The number of shares subject to the Adjusted GMI Stock Option equaled the number of shares subject to the General Mills option prior to the Distribution multiplied by .67 and divided by the General Mills Stock Conversion Ratio. The exercise price of the Company stock options was determined by multiplying the General Mills option exercise price prior to the Distribution by the factor (the "Company Stock Conversion Ratio") where the numerator is the composite volume weighted average price of the Company Common Stock for the ten trading days beginning on the

Record Date (the "Per Share Company Stock Price") and the denominator is the Per Share Pre-Split GMI Stock Price. The number of shares of Company Common Stock subject to the Company stock option equals the number of shares subject to the General Mills option prior to the Distribution multiplied by .33 and divided by the Company Stock Conversion Ratio.

    Employees and retirees of the Company who received a General Mills stock option in connection with grants made on June 1, 1994 and employees of the Company who received a General Mills stock option on September 20, 1993 and on September 19, 1994, had such General Mills stock options entirely converted into Company stock options. For these converted options, the exercise price of the Company stock option equaled the exercise price of the General Mills stock option prior to the Distribution, multiplied by the Company Stock Conversion Ratio, and the number of shares subject to the Company stock option equaled the current number of shares which were under General Mills options prior to the Distribution divided by the Company Stock Conversion Ratio.

    Except as to General Mills stock options granted on June 1, 1994, holders of the General Mills stock options who retired from the Company on or prior to the Distribution Date were entitled to make an election either (i) to retain an Adjusted GMI Stock Option and receive a Company stock option where the aggregate gain in the General Mills stock option prior to the Distribution was split between the General Mills stock option and the Company stock option in proportion to the market value of the separate stocks ("Retiree Split Option"), or (ii) to forfeit the outstanding General Mills stock option and receive an option to purchase Company Common Stock. If the Retiree Split Option was elected, the exercise price of the Adjusted GMI Stock Option was determined by multiplying the General Mills stock option exercise price prior to the Distribution by the General Mills Stock Conversion Ratio. The number of shares subject to the Adjusted GMI Stock Option equaled the number of shares of General Mills common stock which were under the option prior to the Distribution multiplied by the factor where the numerator was the Per Share Pre-Split GMI Stock Price and the denominator was the sum of (i) the Per Share Post-Split GMI Stock Price and (ii) the Per Share Company Stock Price. The exercise price of the Company stock options was determined by multiplying the General Mills option exercise price prior to the Distribution by the Company Stock Conversion Ratio. The number of shares of Company Common Stock subject to the Company stock option equaled the number of General Mills shares which were under the Adjusted GMI Stock Option. If the Retiree Split Option was not elected, the exercise price of the Company stock option equaled the General Mills option exercise price prior to the Distribution multiplied by the Company Stock Conversion Ratio and the number of shares subject to the Company stock option equaled the number of shares which were under the General Mills option prior to the Distribution divided by the Company Stock Conversion Ratio.

    Holders of General Mills stock options who retired from any business of General Mills except the Company on or prior to the Distribution Date were entitled to make an election either (i) to receive a Retiree Split Grant described above, or (ii) to receive an adjustment in the price and number of shares which were under their General Mills stock options such that the exercise price of the General Mills option prior to the Distribution was multiplied by the General Mills Stock Conversion Ratio and the number of shares subject to the General Mills stock option prior to the Distribution was divided by the General Mills Stock Conversion Ratio.

    PERFORMANCE UNIT ACCOUNTS, RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Performance unit accounts which were associated with certain grants of General Mills stock options were allocated between General Mills and the Company on the same basis that the corresponding stock option was split or converted. All unvested General Mills restricted stock and RSU's were canceled on the last trading day on the New York Stock Exchange prior to the Record Date. Holders of General Mills restricted stock or RSU's who were employed by the Company on the Distribution Date received in their name or in book-entry form in lieu of the canceled restricted stock or RSU's a number of shares of Company restricted stock or RSU's equal to the number of shares of unvested General Mills restricted stock or RSU's issued and outstanding in their name immediately prior to cancellation divided by the Company Stock Conversion Ratio ("Company Converted Restricted Stock"). Holders of unvested General Mills restricted stock and RSU's who retired from the Company on or prior to the Distribution Date were entitled to make a choice to have issued in their name or issued in book-entry form either (i) Company Converted Restricted Stock or (ii) a Retiree Split Stock Grant. The Retiree Split Stock Grant consisted of General Mills restricted stock or RSU's and Company restricted stock or RSU's each covering the number of shares which were subject to the then existing General Mills restricted stock or RSU's immediately prior to cancellation. Holders of unvested General Mills restricted stock and RSU's who retired from any business of General Mills except the Company on or prior to the Distribution Date were entitled to make a choice to have issued in their name or issued in book-entry form either (i) Modified GMI Restricted Stock or RSU's or (ii) a Retiree Split Stock Grant.

    Under the Conversion Plan, pursuant to which only rights to Company Common Stock were granted, except as hereafter noted, the other terms and conditions of the Company stock options, restricted stock and RSU's are the same as applied to the General Mills stock options, restricted stock and RSU's from which they were derived. Such terms and conditions are substantially the same as those contained in the 1995 Plan, (described above), as the 1995 Plan was modeled on the option plan of the former parent corporation, General Mills. Where the General Mills Compensation Committee had required the deposit of personally-owned shares of General Mills common stock as a condition to vesting of stock options, restricted stock or RSU's, no additional shares were required to be placed on deposit as a result of the adjustment in the number of unvested options, restricted stock or RSU's held as a result of the Distribution. Nevertheless, employees and retirees of the Company may be required, as a condition to continued vesting of Company stock options, restricted stock and RSU's, to place on deposit a number of Company shares equal to the number of General Mills shares previously required to be on deposit.

    The number of shares of Common Stock for which stock options, restricted stock and RSU's may be granted under the Conversion Plan is limited to the number of shares for which options, restricted stock or RSU's were granted under the above described formulas. These grants total 15,323,952 stock options, 410,346 shares of restricted stock and 7,342 RSU's. Since all of the grants of Company stock options, restricted stock or RSU's covered by the Conversion Plan have now been issued under the terms of the Plan, no further or additional grants of stock options, restricted stock or RSU's may be made and the Conversion Plan is therefore closed. Accordingly, if a stock option, restricted stock or RSU expires or is forfeited, canceled or terminated without the delivery of Common Stock, such number of shares of Common Stock covered by such stock option, restricted stock or RSU shall not be available for future grants under the Conversion Plan.

    ADMINISTRATION. The Conversion Plan is administered by the Committee (see the description of the Compensation Committee at page 4). Subject to the terms of the Conversion Plan, the Committee interprets and administers the Conversion Plan and may establish, amend or waive rules and regulations relating to the Conversion Plan. The Committee has no discretion relating to the timing, price and size of awards made under the Conversion Plan, which were determined by the application of formulas described above. The Board of Directors may amend, suspend or terminate the Conversion Plan, provided that (i) no amendment will be made without stockholder approval if such approval is necessary to comply with any regulatory requirement, and (ii) no amendment which would adversely affect a Participant's right under an award will be made without the Participant's consent. In the event of a reorganization, stock split, merger, spin-off, combination or other similar corporate transaction where the Committee determines such adjustments are appropriate to prevent dilution or enlargement of the benefits made available under the Conversion Plan, the number and type of awards under the Conversion Plan and the exercise price with respect to an award may be adjusted.

    TAX CONSEQUENCES. The description of federal income tax consequences to the participants of non-qualified stock options, restricted stock and RSU's under the 1995 Plan (contained on page 11) applies equally to stock options, restricted stock and RSU's granted to participants under the Conversion Plan.

    CHANGE OF CONTROL. All outstanding stock options become fully exercisable for six months and all restricted stock and RSU's immediately vest following a Change of Control as defined in the Conversion Plan.

    AWARDS. Awards of stock options, restricted stock and RSU's in fiscal 1996 to the five most highly compensated executive officers are set forth on the Summary Compensation Table on page 17. Awards were made to the following groups during fiscal 1996 under the Conversion Plan:

                                                         STOCK OPTIONS      RESTRICTED STOCK             RSU'S
                                                         -------------  ------------------------  --------------------
                                                              (#)          (#)          ($)          (#)        ($)
                                                         -------------  ---------  -------------  ---------  ---------
All current executive officers, as a group.............     3,003,913     144,918  $   1,702,787          0          0
All current non-employee directors, as a group.........     1,409,084       9,899  $     116,313          0          0
All employees who are not executive officers, as a
 group.................................................    10,910,955     255,529  $   3,002,466      7,342  $  86,269

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE PROPOSAL TO APPROVE THE STOCK OPTION AND LONG-TERM INCENTIVE CONVERSION PLAN, AS AMENDED, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   ITEM NO. 5
                   APPROVAL OF THE MANAGEMENT INCENTIVE PLAN

    Payment of bonuses to executive officers and management of the Company is determined by the Committee pursuant to the terms and conditions of the MIP. A copy of the MIP is attached as Exhibit III. Awards under the MIP are based on the following factors: corporate performance, business unit performance and personal performance. The corporate performance rating is based on percentage growth in earnings per share over the prior year and the return on capital such earnings generated in the current year. Business unit ratings are based primarily on profit performance, while market share performance, workplace diversity and other factors are also considered. Personal ratings include such factors as the quality of the strategic plan, progress in organizational and management development and involvement in industry, civic and public affairs. Both business unit and personal ratings are heavily dependent on achievement of financial objectives.

    Corporate and business unit ratings can range from 0.5 to 1.8 with top quartile performance, primarily based on the S&P Restaurant Index, represented by a 1.5 or higher rating. Personal ratings can range from 0.0 to 1.8. For executive officers, the participant's target incentive participation rate (a percentage of base salary which increases for positions of greater responsibility within the Company) is multiplied both by the individual's performance rating and by the corporate and/or a unit rating weighted according to the following schedule to determine the cash incentive award:

                                                               CORPORATE POSITION     UNIT POSITION
                                                              ---------------------  ---------------
Senior Corporate Officer....................................              100%                  0%
Vice Chairman...............................................               40%                 60%
Restaurant Concept Presidents...............................               25%                 75%
Restaurant Concept Officers.................................                0%                100%
Corporate Staff Officers....................................              100%                  0%

    Under the MIP, incentive awards are made annually to key executives as determined and approved by the Committee (see the description of Compensation Committee on page 4). Receipt of cash awards under the MIP may be deferred to a subsequent date or to retirement. Each year, if approved by the Committee, a MIP participant is able to deposit personally-owned shares of Common Stock with a value equal to 15% or 25% (depending on position level) of the participant's cash award with the Company. Participants age 55 or over may elect not to participate fully in the stock matching provisions of the MIP. If such election is made, those participants will receive an additional cash award (which may also be deferred). A participant under age 55 who elects not to deposit shares will not receive an additional cash award. The Company will issue one share of restricted stock from the 1995

Plan (described above) for each share that the participant originally deposits. The shares vest in three years, provided the participant's deposit shares remain with the Company throughout the vesting period. Restricted shares vest in full in the event there is a Change of Control as defined in the MIP.

    CHANGE OF CONTROL. Under the provisions of the MIP, if a Change of Control occurs, such plan cannot thereafter be amended or terminated.

    AWARDS. Cash incentive paid in fiscal 1996 to the five most highly compensated executive officers is set forth on the Summary Compensation Table on page 17. Cash incentives were paid under the MIP to the following groups during fiscal 1996:

                                                                                     TOTAL
                                                                                     CASH
                                                                                   INCENTIVE
                                                                                      ($)
                                                                                 -------------
All current executive officers, as a group.....................................   $   929,600
All current non-employee directors, as a group.................................             0
All employees who are not executive officers, as a group.......................   $ 3,539,629

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE PROPOSAL TO APPROVE THE MANAGEMENT INCENTIVE PLAN, AS AMENDED, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                 OTHER BUSINESS

    The Company is not aware of any business to be acted upon at the annual meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                             (ANNUAL COMPENSATION)
                                      ------------------------------------   ----------------------------
                                                              OTHER ANNUAL   RESTRICTED STOCK     STOCK     ALL OTHER
NAME AND                               SALARY      BONUS      COMPENSATION        AWARDS         OPTIONS   COMPENSATION
PRINCIPAL POSITION         YEAR (1)     ($)         ($)          ($)(2)          ($)(3)(4)        (#)(5)      ($)(6)
- -------------------------  --------   --------  -----------   ------------   -----------------   --------  ------------
J. R. LEE................    1996     $575,000  $140,500(7)     $33,866           $70,241         539,858    $325,041
 Chairman of the Board       1995      438,734  $      0                          $     0         149,314    $ 81,172
 and Chief Executive
 Officer
J. J. O'HARA.............    1996     $444,231  $189,300                          $47,317         350,000    $ 99,442
 President and Chief         1995     $321,154  $190,200                          $47,543          82,009    $ 71,110
 Operating Officer
B. D. BLUM...............    1996     $233,750  $115,100        $19,985           $28,764         144,900    $ 65,397
 President, The Olive        1995     $178,961  $ 61,800                          $23,495          44,712    $ 22,170
 Garden, N.A.
C. L. WHITEHILL..........    1996     $239,000  $100,400        $ 1,661           $25,098          71,100    $ 97,124
 Senior Vice President,      1995     $231,571  $ 50,000                          $     0          30,188    $ 27,381
 General Counsel
B. SWEATT, III...........    1996     $256,538  $ 41,200                          $10,293         186,500    $ 71,054
 President, New Business     1995     $219,711  $ 41,400                          $10,348          61,696    $ 31,926
 Division

- ------------------------
* No years prior to fiscal 1995 are reported as the Company was a wholly-owned subsidiary of General Mills, a corporation subject to the reporting requirements of the Securities Exchange Act of 1934.

(1) Compensation for fiscal 1995 was determined solely by General Mills and prior to the Distribution Date when the Company became an independent New York Stock Exchange corporation.

(2) These amounts relate to tax gross-ups for relocation expenses.

(3) Amounts under this column for fiscal 1996 are based on the fair market value ($11.75) of Common Stock as of May 23, 1996, which determined the value of restricted stock granted on that date under the MIP. Under the MIP, participants must deposit with the Company one personally-owned share of Common Stock for each share of restricted stock awarded which vest 100% at three years, provided the participant's shares remain on deposit until the end of the corresponding restricted period. Regular dividends are paid on all restricted shares. Restricted stock immediately vests in the event of a change of control. As of May 24, 1996, the number and value of aggregate restricted stock holdings, including awards under this column, total: J. R. Lee -- 34,247 shares ($402,402); J. J. O'Hara -- 27,782 shares ($326,439);
    B. D. Blum  -- 33,351  shares ($391,874); C.  L. Whitehill  -- 2,136  shares
    ($25,098); and B. Sweatt, III -- 39,281 shares ($461,552).

(4) Amounts in this column for fiscal 1995 are based on the value ($10.6239) of Common Stock as of the Distribution Date for Darden restricted stock issued upon conversion of General Mills restricted stock.

(5) The above named officers were awarded double their annual number of stock options in fiscal 1996. As a result, these officers will not receive stock option grants in fiscal 1997. For the following officers, the amounts shown also include the following salary replacement option grants; B. D. Blum -- 24,900; C. L. Whitehill -- 11,100; and B. Sweatt, III -- 26,500. For J. R.
    Lee, the amount shown includes a grant of 39,858 bonus replacement options (see also footnote 7). The stock option grants shown in this column for fiscal 1995 represent stock options for Darden Common Stock granted under the Conversion Plan as a result of the conversion of General Mills stock options granted to the named officers in fiscal 1995.

(6) These amounts for fiscal 1996 include the following components: (1) allocations relating to FlexComp, the Company's deferred compensation plan,
    (2) reimbursement for unused vacation time, (3) an income imputation for a gift of 100 Darden shares of Common Stock received as a result of the spin-off from General Mills, and (4) reimbursement of relocation expenses. For the following officers, the amounts for these components are: Joe R. Lee -- $216,186 (1), $44,231 (2), $1,619 (3), and $63,004 (4); J. J. O'Hara --
    $92,630  (1), $5,192 (2), and $1,619 (3);  B. D. Blum -- $33,239 (1), $1,619
    (3), and $30,538  (4); C. L.  Whitehill -- $81,233  (1), $9,192 (2),  $1,619
    (3), and $5,079 (4); B. Sweatt -- $63,435 (1), $6,000 (2), and $1,619 (3).

(7) The fiscal 1996 annual incentive for J. R. Lee was reduced by 50% in lieu of a grant of 39,858 bonus replacement options.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE VALUE
                                                                                                      AT
                                INDIVIDUAL GRANTS (1)                                      ASSUMED ANNUAL RATES OF
- --------------------------------------------------------------------------------------     STOCK PRICE APPRECIATION
                       NUMBER OF                                                            FOR OPTION TERM ($)(2)
                 SECURITIES UNDERLYING    % OF TOTAL OPTIONS    EXERCISE                 ----------------------------
                    OPTIONS GRANTED      GRANTED TO EMPLOYEES     PRICE     EXPIRATION        5%             10%
NAME                      (#)               IN FISCAL YEAR      ($/SHARE)      DATE           ($)            ($)
- ---------------  ---------------------   --------------------   ---------   ----------   -------------  -------------
J. R. Lee......       500,000(3)                9.00%             10.9375    5/30/05        $3,439,247     $8,715,765
                       39,858(4)                0.72%             11.7500    5/23/06        $  294,529     $  746,398
J. J. O'Hara...       300,000(3)                5.40%             10.9375    5/30/05        $2,063,548     $5,229,459
                       50,000(5)                0.90%             11.0625     7/6/05        $  347,855     $  881,537
B. D. Blum.....       120,000(3)                2.16%             10.9375    5/30/05        $  825,419     $2,091,783
                       24,900(6)                0.45%             11.3750    9/14/05        $  178,125     $  451,406
C. L.
 Whitehill.....        60,000(3)                1.08%             10.9375    5/30/05        $  412,709     $1,045,891
                       11,100(6)                0.20%             11.3750    9/14/05        $   79,405     $  201,229
B. Sweatt,
 III...........       160,000(3)                2.88%             10.9375    5/30/05        $1,100,559     $2,789,044
                       26,500(6)                0.48%             11.3750    9/14/05        $  189,571     $  480,412

- ------------------------
(1) All options are granted at the fair market value of the Common Stock on the grant date and generally expire 10 years from the grant date. All options vest immediately in the event of a change of control.

(2) These assumed values result from certain prescribed rates of stock price appreciation. The actual value of these option grants is dependent on future performance of the Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.

(3) The above named officers were awarded double their annual number of stock options in fiscal 1996. As a result, these officers will not receive stock option grants in fiscal 1997. This stock option grant under the 1995 Plan becomes exercisable on May 30, 2000.

(4) This bonus replacement option, granted under the 1995 Plan, benefits the Company by reducing the cash bonus of this officer (see footnote 5 of the Summary Compensation Table). This option becomes exercisable on November 23, 1996.

(5) This stock option grant under the 1995 Plan becomes exercisable on July 6, 2000.

(6) These salary replacement options, granted under the 1995 Plan, benefit the Company by reducing the future cash compensation paid to the officers, with corresponding reductions in cash bonuses and similar effects on benefits which are tied to base salary. These options become exercisable over a four-year period beginning on the grant date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES UNDERLYING
                                                        UNEXERCISED OPTIONS AT FISCAL YEAR END (#)
                                                 ---------------------------------------------------------
                         SHARES        VALUE         CONVERSION PLAN (1)              1995 PLAN (2)
                      ACQUIRED ON    REALIZED    ---------------------------   ---------------------------
NAME                   EXERCISE #       ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- --------------------  ------------   ---------   -----------   -------------   -----------   -------------
J. R. Lee...........        0            0         629,462        341,242          --          539,858(5)
J. J. O'Hara........        0            0         317,713        167,107          --          350,000
B. D. Blum..........        0            0         132,040         81,419        4,980(4)      139,920
C. L. Whitehill.....        0            0         175,420         80,548        2,220(4)       68,880
B. Sweatt, III......        0            0         266,816        138,182        5,300(4)      181,200


                         VALUE OF UNEXERCISED
                         IN-THE-MONEY OPTIONS
                       AT FISCAL YEAR END ($)(3)
                      ---------------------------
NAME                  EXERCISABLE   UNEXERCISABLE
- --------------------  -----------   -------------
J. R. Lee...........  $2,575,122      $684,790
J. J. O'Hara........  $1,302,112      $424,621
B. D. Blum..........  $  499,251      $183,971
C. L. Whitehill.....  $  622,329      $116,350
B. Sweatt, III......  $1,208,221      $252,988

- ------------------------
(1) These options were granted as a result of the conversion of General Mills stock options granted to the named officers in 1995. General Mills options were adjusted so that two-thirds of the aggregate economic value of each stock option grant was retained in adjusted General Mills stock options (both the price and number of options were adjusted). General Mills stock options retained by the named officers are not reported in this table. One third of the aggregate economic value of each stock option grant was converted into newly issued stock options for Company Common Stock. The economic value at the date of conversion of each named officer's stock option grants was neither increased nor decreased as a result of these adjustments, other than small differences due to rounding of whole shares.

(2) These options were granted from the 1995 Plan.

(3) Value of all unexercised options equals the fair market value at May 24, 1996 ($11.6875) of the shares underlying in-the-money options, less the exercise price, times the number of in-the-money options outstanding.

(4) These salary replacement options, granted under the 1995 Plan, benefit the Company by reducing the future cash compensation paid to the named officers, with corresponding reductions in cash bonuses and similar effects on benefits which are tied to base salary.

(5) For J. R. Lee, the amount shown includes 39,858 bonus replacement options (see footnote 5 of the Summary Compensation Table).

CHANGE IN CONTROL ARRANGEMENTS

    The Company has entered into management continuity agreements with eleven of its executive officers, including those named in the Summary Compensation Table on page 17, providing for guaranteed severance payments equal to three times the annual compensation of the officer (salary plus cash bonus award) and continuation of health and similar benefits for a three-year period if the officer is terminated without cause within two years after a change of control. These agreements also provide that the severance payment shall be reduced by an amount necessary to insure that the foregoing payments are not subject to any excise taxes that might otherwise be payable under Code Section 4999 or any similar tax. The Company also has entered into related trust agreements to provide for payment of amounts under its non-qualified deferred compensation plans, including the directors' compensation plans, the MIP and the management continuity agreements. Full funding is required in the event of a change of control. To date, only a nominal amount has been paid into each trust.

    In addition, as discussed above, stock options, restricted stock and RSU's issued under the 1995 Plan and the Conversion Plan all immediately vest in full in the event of a Change of Control, as defined in such Plans.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of independent outside directors (see page 4). The Committee is responsible for setting and administering the policies that govern both annual compensation and stock ownership programs. The Committee annually certifies corporate performance objectives and evaluates the Company's corporate performance for incentive plans.

    From time to time the Committee will use outside, independent consultants to provide it with background information in performing its duties. During fiscal 1996, the Committee engaged the services of two nationally known compensation consulting firms to review and analyze the Company's pay program. Those firms found that:

    - The current program is sound in its focus on performance.

    - The current program has a good mix of short and long-term incentives, and

    - The current program places more emphasis on long-term incentives than the Company's peers, and as a result, has strong alignment with stockholders.

    The Company uses cash and stock-based compensation for three purposes: (1) to focus executives on short and long-term business strategy; (2) to reward individual, business unit and corporate performance; and (3) to align executives' interests with those of stockholders. Ultimately, the goal is to maximize the success of the Company. As detailed in the Summary Compensation Table (see page 17) a significant portion of the Company's pay for executives is variable and is linked to performance.

CASH COMPENSATION

    The Company's goal for cash compensation is to pay competitive base salaries, coupled with an annual incentive plan (MIP). If individual, as well as corporate and/or unit performance, is above average compared to the compensation peer group described below, then total cash compensation also will be above average within that group. Conversely, if performance is below average compared to the compensation peer group, then total cash compensation will also be below average.

    The peer group against which compensation and performance are compared is publicly-traded chain restaurant companies with substantial capitalization. Supplemental pay data is obtained from hospitality, retail and other general industry companies.

    The compensation peer group is a broader group than the S&P Restaurant Index used in the Total Shareholder Return (TSR) performance graph on page 24. The S&P Restaurant Index is the only published index suitable for TSR purposes, but does not include all appropriate comparable companies for compensation purposes.

    The Company also  encourages executives to  trade-off cash compensation  for
stock-based   compensation.   This   is  discussed   below   under  "Stock-Based
Compensation".

BASE SALARY INCREASES

    Base salary increases for executive officers are determined annually by the Committee based on the individual performance of the executive officer and where the executive's pay stands competitively compared to the compensation peer group. The budgeted salary increase for all employees is also considered in determining base salary increases for executive officers.

MANAGEMENT INCENTIVE PLAN

    Annual cash incentive awards are made by the Committee to executive officers under the MIP based on the following factors: corporate performance, business unit performance and individual performance. A description of the MIP is contained in Item No. 5 (see page 15), and the full text of the MIP is attached as Exhibit III. As stated in the MIP, awards to key executives shall be based on the comparative impact of the individual's position to the overall corporate results as measured by the position level, base salary of the individual, and the degree to which such individual is able to affect the division, group or overall corporate result.

    The Company sets its business plan aggressively each year, such that achievement of the plan represents approximately 75th percentile performance measured against the compensation peer group for both the Company and its business units.

    Pursuant to the terms and conditions of the MIP, the Committee met on May 23, 1996 to evaluate and determine a corporate rating for the Company based upon earnings per share growth and return on average capital for the 1996 fiscal year compared to targets established by the Committee at the inception of the fiscal year. Corporate ratings can range from 0.5 to 1.8, with top quartile performance represented by a 1.5 or higher rating.

    In view of the results for fiscal 1996 of an EPS growth of 10.3% and an ROC of 7.8%, the Committee determined that the corporate rating should be .85. This
 .85 corporate rating, weighted with unit and individual performance ratings approved by the Committee, resulted in the bonus payments to the five most highly compensated executive officers as reported in the Summary Compensation Table (see page 17).

STOCK-BASED COMPENSATION

    The Committee and management believe that broad and deep employee stock ownership effectively motivates the building of stockholder wealth and aligns the interests of employees with those of the stockholders. At the end of fiscal 1996, over 17% of the Company's outstanding shares were either owned by employees and non-employee members of the Board of Directors, under options granted to employees and non-employee members of the Board of Directors, or owned by the Employee Stock Ownership Plan.

    Please refer to Item No. 3 (see page 9) for a description of the 1995 Plan. The Committee uses the 1995 Plan to attract and retain able employees by the awarding of stock options, restricted stock and RSU's. Such employees are defined as those who are responsible for the growth and sound development of the business of the Company, and to align the interests of such employees with those of the stockholders.

    Regular stock options are granted by the Committee to the executive officers and other employees based on their potential impact on corporate results (i.e. the person's level of responsibility in the organization) and on their individual performance. A total of 4,174 employees were granted options under that program in fiscal 1996. The size of regular stock option grants to the Chief Executive

Officer and other executive officers is periodically reviewed against option grants made by other larger restaurant companies in the compensation peer group previously described to their CEO and other senior executives. The stock option grant made to executive officers in fiscal 1996 was two times an annual competitive grant and is intended to cover two years. No grant is expected to be made to these executives in fiscal 1997.

    The salary replacement option program enables an executive to receive stock options in lieu of cash compensation. In fiscal 1996, salary replacement option grants were offered to the executive officers as an alternative to eligibility for part or all of a merit increase. The size of the option grant is based on the estimated present value of the merit increase and pay-related benefits foregone over the term of the option and the present value of the projected stock option value. Because of the difficulties in determining the estimated present value of such factors, the practice of offering salary replacement options in lieu of merit increases will be discontinued in the future.

    In lieu of granting salary replacement options, the Company will now allow an executive to trade-off part of their annual cash incentive payout in return for an additional stock option grant, referred to as a "bonus replacement option" or "BRO". The size of the option grant is based on the value of the foregone incentive payout and the present value of the projected stock option value. In fiscal 1996, the Compensation Committee reduced the annual cash incentive payout to the Chief Executive Officer by 50% and granted 39,858 bonus replacement options instead. In the future, executive officers will elect the percent (up to 50%) by which they wish to reduce their annual cash incentive payout for a grant of bonus replacement options.

    The 1995 Plan also authorizes the Committee to make awards to selected employees of restricted stock of up to 10% of the shares authorized under the 1995 Plan, and in that connection to determine the number of shares to be awarded, the length of the restricted period, the purchase price, if any, to be paid by the participant, and whether any other restrictions will be imposed in respect of such awards.

    The majority of restricted shares have been and will be granted as part of the stock matching program for participants in the MIP, described above, requiring the participant to place on deposit one share of Common Stock owned for each share of restricted stock awarded. The size of each restricted stock award in that program is equal in value to 15% or 25% (depending on position level) as specified under the 1995 Plan of the participant's annual cash incentive award. If the deposit shares are withdrawn prior to the end of
three-year   vesting  period,  then  the  unvested  restricted  stock  award  is forfeited.

    The Summary Compensation Table on page 17 summarizes the options and restricted stock awards granted in fiscal 1996 to the five most highly compensated executive officers. Included in the totals are options granted as salary replacement options and bonus replacement options.

FLEX COMP BENEFITS

    None of the Company's executive officers presently participate in an ERISA qualified retirement plan. Instead, they participate in FlexComp, a nonqualified deferred compensation arrangement. The Company's annual FlexComp contribution equals 3% of the executive's eligible annual earnings plus an additional percent of the executive's eligible annual earnings; the additional percent is based on the executive's age and years of service with the Company during which the officer may have been a participant in an ERISA qualified retirement plan. FlexComp participants elect to have their FlexComp contributions credited with rates of return based on several investment alternatives. Therefore, the plan does not have a guaranteed retirement benefit. The annual FlexComp contributions made by the Company for the accounts of the five most highly compensated executive officers are shown in the Other Annual Compensation column of the Summary Compensation Table on page 17.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The Chief Executive Officer's base salary was established by the Compensation Committee of General Mills at $575,000 in May, 1995, and this rate continued during fiscal 1996. This amount is lower than the size-adjusted market average, reflecting the fact that the Company places more emphasis on long-term equity-based incentives than it does on cash compensation.

    The Committee met (without the Chief Executive Officer) on May 23, 1996 to evaluate the CEO's performance for fiscal 1996 and their evaluation was reported to the independent directors of the Board.

    Mr. Lee's bonus for fiscal 1996 under the MIP was determined by the Committee to be $281,000. The Compensation Committee then reduced this bonus by 50% and granted 39,858 bonus replacement options to him instead, consistent with the Committee's decision to use a BRO (See "Stock Based Compensation").

    Mr. Lee also received a grant of 500,000 stock options in fiscal 1996. This grant represented a two-year grant of regular stock options, based on the Company's competitive grant guidelines.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Unless the conditions specified in the regulations under Section 162(m) of the Internal Revenue are met, the Code limits the Company's ability to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to persons named in the Summary Compensation Table. One of those conditions as applied to the Company is stockholder's approval of the plans described in Items 3, 4 and 5 of this Proxy. The amount of compensation which was paid in fiscal 1996 to individual officers was less than $1 million. The Company believes that it meets all other requirements for deductibility of executive compensation and will monitor whether its plans require any future amendments to continue to meet the deductibility requirements of the tax law without compromising the flexibility needed to design effective compensation plans that meet the Company's executive compensation goals as described above.

SUMMARY

    The Compensation Committee is satisfied that the compensation and long-term incentive plans provided to the CEO and the other executive officers of the Company are structured and operated so as to support the Company's business strategy and to create strong linkage and alignment with the long-term best interests of the Company and its stockholders. The Committee will periodically reevaluate these programs to ensure they continue to do so.

                                          COMPENSATION COMMITTEE

                                          Michael D. Rose, Chair
                                          Daniel B. Burke
                                          Jack A. Smith

                      COMPARISON OF ONE-YEAR TOTAL RETURN
     DARDEN RESTAURANTS, INC., S&P 500 STOCK INDEX AND S&P RESTAURANT INDEX
              BASED ON A $100 INVESTMENT ON THE DISTRIBUTION DATE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            DARDEN     S&P 500   S&P RESTAURANT INDEX
May-95        100.00     100.00                 100.00
Aug-95         95.40     107.56                 101.61
Nov-95        103.81     115.93                 119.33
Feb-96        114.19     128.06                 138.20
May-96        108.75     132.61                 132.12

(TOTAL RETURN INDEX)            MAY 95  AUG 95  NOV 95  FEB 96  MAY 96
- ------------------------------  ------  ------  ------  ------  ------
Darden Restaurants, Inc.......  100.00   95.40  103.81  114.19  108.75
S&P 500.......................  100.00  107.56  115.93  128.06  132.61
S&P Restaurant Index..........  100.00  101.61  119.33  138.20  132.12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company's directors and executive officers are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. During fiscal 1996 all such reports were filed on a timely basis.

STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

    Any stockholder proposal intended to be presented for consideration at the 1997 Annual Meeting and to be included in the Company's proxy statement must be received at the principal executive offices of the Company by the close of business on April 5, 1997. Proposals should be sent to the attention of the Secretary.

    YOUR VOTE IS IMPORTANT!

    Please sign and promptly return your proxy in the enclosed envelope.

                                                                       EXHIBIT I

                            DARDEN RESTAURANTS, INC.
               STOCK OPTION AND LONG-TERM INCENTIVE PLAN OF 1995
                           (AS AMENDED MAY 23, 1996)

1.  PURPOSE OF THE PLAN

    The purpose of the Darden Restaurants, Inc. Stock Option and Long-Term Incentive Plan of 1995 (the "Plan") is to attract and retain able employees by rewarding employees of Darden Restaurants, Inc., its subsidiaries and affiliates (defined as entities in which Darden Restaurants, Inc. owns an equity interest of 25% or more) (collectively, the "Company") who are responsible for the growth and sound development of the business of the Company, and to align the interests of all employees with those of the stockholders of the Company and to compensate certain management employees of the Company by granting stock options in lieu of salary increases or other compensation or employee benefits.

2.  EFFECTIVE DATE, DURATION AND SUMMARY OF PLAN

    A.  EFFECTIVE DATE AND DURATION

    This Plan shall become effective as of the effective date of the distribution of Darden Restaurants, Inc. Common Stock to the holders of General Mills, Inc. common stock. Awards may be made under the Plan until September 30, 2000.

    B.  SUMMARY OF OPTION PROVISIONS FOR PARTICIPANTS

    The stock option that will be awarded to employees under this Plan gives a right to an employee to purchase at a future date shares of Darden Restaurants, Inc. Common Stock at a fixed price. As an employee, you will receive an "option agreement" in your own name, which will contain the term and other conditions of the option grant. In general, each option agreement will state the number of shares of Darden Restaurants, Inc. Common Stock that you can purchase from the Company, the price at which you can purchase the shares, and the last date you can make your purchase. You will not have any taxable income when you receive the option agreement.

    The price at which you may buy the Darden Restaurants, Inc. shares will be equal to the market price of the Company shares on the New York Stock Exchange as of the day the option was awarded to you. If after the period that you must hold the option (at least three years), the price of Darden Restaurants, Inc. Common Stock has risen, you will be able to make a gain on exercising the option equal to the difference between the exercise price of the option and the market price of Darden Restaurants, Inc. shares on the date you use your option to buy shares under the terms of the option certificate. This gain will be taxable to you.

    You will never be obligated to buy shares of the Company if you do not wish to do so. After the required holding period before you can exercise the option, you can continue to hold the option certificate as an employee for up to seven years before making the decision whether or not to buy shares of the Company. Thereafter, the rights under the option will lapse and cannot then be used by the employee.

    You cannot sell or assign the option to any other person, and the specific provisions which cover your rights in the option are covered in the full text of the Plan.

3.  ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Compensation Committee (the "Committee"). The Committee shall be comprised solely of non-employee, independent members of the Board of Directors (the "Board") appointed in accordance with the Company's Articles of Incorporation. Subject to the provisions of Section 14, the Committee shall have authority to adopt rules and regulations for carrying out the purpose of the Plan, select the employees to whom Awards will be made ("Participants"), determine the number of shares to be awarded and the other terms and conditions of Awards in accordance with the Plan provisions and interpret, construe and implement the provisions of the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), so permits, without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the 1934 Act (or any successor provisions) provided by Rule 16b-3, the Committee may delegate its duties under the Plan in whole or in part, on such terms and conditions, to the Chief Executive Officer and to other senior officers of the Company; provided further, that only the Committee may select and make other decisions as to Awards to Participants who are subject to Section 16 of the 1934 Act and to other executives of the Company. The Committee (or its permitted delegate) may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to any Award under the Plan in the manner and to the extent it deems necessary. Decisions of the Committee (or its permitted delegate) shall be final, conclusive and binding upon all parties, including the Company, stockholders and Participants.

4.  COMMON STOCK SUBJECT TO THE PLAN

    The shares of common stock of the Company (without par value) ("Common Stock") to be issued upon exercise of a Stock Option, awarded as Restricted Stock, or issued upon expiration of the restricted period for Restricted Stock Units, may be made available from the authorized but unissued Common Stock, shares of Common Stock held in the Company's treasury, or Common Stock purchased by the Company on the open market or otherwise. Approval of the Plan by the sole shareholder of the Company shall constitute authorization to use such shares for the Plan.

    The Committee, in its discretion, may require as a condition to the grant of Stock Options, Restricted Stock or Restricted Stock Units (collectively, "Awards"), the deposit of Common Stock owned by the Participant receiving such grant, and the forfeiture of such Awards, if such deposit is not made or maintained during the required holding period or the applicable restricted period. Such shares of deposited Common Stock may not be otherwise sold, pledged or disposed of during the applicable holding period or restricted period. The Committee may also determine whether any shares issued upon exercise of a Stock Option shall be restricted in any manner.

    The maximum aggregate number of shares of Common Stock authorized under the Plan for which Awards may be granted under the Plan is 15,000,000. Upon the expiration, forfeiture, termination or cancellation, in whole or in part, of unexercised Stock Options, or forfeiture of Restricted Stock or Restricted Stock Units on which no dividends or dividend equivalents have been paid, the shares of Common Stock subject thereto shall again be available for Awards under the Plan.

    The number of shares subject to the Plan, the outstanding Awards and the exercise price per share of outstanding Stock Options may be appropriately adjusted by the Committee in the event that:

        (i) the number of outstanding shares of Common Stock shall be changed by reason of split-ups, spin-offs, combinations or reclassifications of shares;

        (ii) any stock dividends are distributed to the holders of Common Stock;

       (iii) the Common Stock is converted into or exchanged for other shares as a result of any merger or consolidation (including a sale of assets) or other recapitalization, or other similar events occur which affect the value of the Common Stock; or

       (iv) whenever the Committee determines such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

5.  ELIGIBLE PERSONS

    Only persons who are employees of the Company shall be eligible to receive Awards under the Plan ("Participants"). No Award shall be made to any member of the Committee or any other non-employee director of the Company.

6.  PURCHASE PRICE OF STOCK OPTIONS

    The purchase price for each share of Common Stock issuable under a Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock on the date of grant. "Fair Market Value" as used in the Plan shall equal the mean of the high and low price of the Common Stock on the New York Stock Exchange on the applicable date.

7.  STOCK OPTION TERM AND TYPE

    The term of any Stock Option as determined by the Committee shall not exceed 10 years from the date of grant and shall expire as of the close of business on the last day of the designated term, unless terminated earlier under the provisions of the Plan. All Stock Option grants under the Plan shall be non-qualified stock options governed by Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") .

8.  EXERCISE OF STOCK OPTIONS

    A. Of the 15,000,000 shares of Common Stock authorized for issuance hereunder, not less than 3,000,000 shall be issued only as salary replacement Stock Options ("SRO's") in lieu of salary increases, compensation or other employee benefits. Except as provided in Sections 12 and 13, each Stock Option issued as an SRO may be exercised as determined by the Committee in its discretion.

    B. Except as provided in Sections 12 and 13 (Change of Control and Termination of Employment), each Stock Option, other than an SRO, may be exercised no sooner than three years from the date of grant and subject to the Participant's continued employment with the Company and in accordance with the terms prescribed by the Committee.

    C. The number of shares of Common Stock subject to Stock Options granted under the Plan to any single Participant shall not exceed 10% of the total number of shares of Common Stock which may be issued under this Plan.

    D. A Participant exercising a Stock Option shall give notice to the Company of such exercise and of the number of shares elected to be purchased prior to 5:00 P.M. EST/EDT on the day of exercise, which must be a business day at the executive offices of the Company. At the time of purchase, the Participant shall tender the full purchase price of the shares purchased. Until such payment has been made and a certificate or certificates for the shares purchased has been issued in the Participant's name, the Participant shall possess no stockholder rights with respect to such shares. Payment of such purchase price shall be made to the Company, subject to any applicable rule or regulation adopted by the
Committee:

        (i) in cash (including check, draft, money order or wire transfer made payable to the order of the Company);

        (ii) through the delivery of shares of Common Stock owned by the Participant; or

       (iii) by a combination of (i) and (ii) above.

    For determining the amount of the payment, Common Stock delivered pursuant to (ii) or (iii) shall have a value equal to the Fair Market Value of the Common Stock on the date of exercise.

9.  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

    With respect to Awards of Restricted Stock and Restricted Stock Units, the Committee shall:

        (i) select Participants to whom Awards will be made, provided that Restricted Stock Units may only be awarded to those employees of the Company who are employed in a country other than the United States;

        (ii) determine the number of shares of Restricted Stock or the number of Restricted Stock Units to be awarded;

       (iii) determine the length of the restricted period, which shall be no less than one year;

       (iv) determine the purchase price, if any, to be paid by the Participant for Restricted Stock or Restricted Stock Units; and

        (v) determine  any  restrictions other  than  those set  forth  in  this
    Section 9.

    Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of stock certificates, and may be held in escrow.

    Subject to the restrictions set forth in this Section 9, each Participant who receives Restricted Stock shall have all rights as a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions.

    Each Participant who receives Restricted Stock Units shall be eligible to receive, at the expiration of the applicable restricted period, one share of Common Stock for each Restricted Stock Unit awarded, and the Company shall issue to and register in the name of each such Participant a certificate for that number of shares of Common Stock. Participants who receive Restricted Stock Units shall have no rights as stockholders with respect to such Restricted Stock Units until such time as share certificates for Common Stock are issued to the Participants; provided, however, that quarterly during the applicable restricted period for all Restricted Stock Units awarded hereunder, the Company shall pay to each such Participant an amount equal to the sum of all dividends and other distributions paid by the Company during the prior quarter on that equivalent number of shares of Common Stock.

    Subject to the provisions of Section 12, for awards of Restricted Stock or Restricted Stock Units which have a deposit requirement, a Participant will be eligible to vest only in those shares of Restricted Stock or Restricted Stock Units for which personally-owned shares are on deposit with the Company as of the date the Participant's employment with the Company terminates.

    The total number of shares of Common Stock issued upon vesting of Restricted Stock or Restricted Stock Units granted under the Plan shall not exceed 10% of the total number of shares of Common Stock which may be issued under this Plan, and no single Participant shall receive under the Plan Restricted Stock or Restricted Stock Units which, upon vesting, would exceed 2% of the total number of shares of Common Stock which may be issued under the Plan.

10.  NON-TRANSFERABILITY

    Except as otherwise provided in Section 9, no shares of Restricted Stock and no Restricted Stock Units shall be sold, exchanged, transferred, pledged, or otherwise disposed of during the restricted period. No Stock Options granted under this Plan shall be transferable by a Participant otherwise than (i) by the Participant's last will and testament or (ii) by the applicable laws of descent and distribution, and such Stock Options shall be exercised during the Participant's lifetime only by the Participant or his or her guardian or legal representative. Other than as set forth herein, no Award under the Plan shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

11.  WITHHOLDING TAXES

    It shall be a condition to the obligation of the Company to deliver shares upon the exercise of a Stock Option, the vesting of Restricted Stock or Restricted Stock Units and the corresponding issuance of shares of unrestricted Common Stock, that the Participant pay to the Company cash in an amount equal to all federal, state, local and foreign withholding taxes required to be collected in respect thereof.

    Notwithstanding the foregoing, to the extent permitted by law and pursuant to such rules as the Committee may adopt, a Participant may authorize the Company to satisfy any such withholding requirement by directing the Company to withhold from any shares of Common Stock to be issued, all or a portion of such number of shares as shall be sufficient to satisfy the withholding obligation, provided that in the case of the vesting of Restricted Stock or Restricted Stock Units, the number of shares of Common Stock to be issued equals or exceeds 500.

12.  CHANGE OF CONTROL

    Each outstanding Stock Option shall become immediately and fully exercisable for a period of 6 months following the date of the following occurrences, each constituting a "Change of Control":

        (i) if any person (including a group as defined in Section 13(d)(3) of the 1934 Act) becomes, directly or indirectly, the beneficial owner of 20% or more of the shares of the Company entitled to vote for the election of directors;

        (ii) as a result of or in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company just prior to such event cease to constitute a majority of the Company's Board of Directors; or

       (iii) the stockholders of the Company approve an agreement providing for a transaction in which the Company will cease to be an independent publicly-owned corporation or a sale or other disposition of all or substantially all of the assets of the Company occurs.

    After such 6-month period the normal option exercise provisions of the Plan shall govern. In the event a Participant is terminated as an employee of the Company within 2 years after any of the events specified in (i), (ii) or (iii), his or her outstanding Stock Options at that date of termination shall become immediately exercisable for a period of 3 months.

    With respect to Stock Option grants outstanding as of the date of any such Change of Control which require the deposit of owned Common Stock as a condition to obtaining rights: (a) said deposit requirement shall be terminated as of the date of the Change of Control and any such deposited stock shall be promptly returned to the Participant; and (b) any restrictions on the sale of shares issued in respect of any such Stock Option shall lapse.

    In the event of a Change of Control, a Participant shall vest in all shares of Restricted Stock and Restricted Stock Units, effective as of the date of such Change of Control, and any deposited shares of Common Stock shall be promptly returned to the Participant.

13.  TERMINATION OF EMPLOYMENT

    A.  TERMINATION OF EMPLOYMENT

    If the Participant's employment by the Company terminates for any reason other than as specified herein or in subsections B, C or D, the Participant's Stock Options shall terminate 3 months after such termination and all shares of Restricted Stock and all Restricted Stock Units which are subject to restriction as of said termination date shall be forfeited by the Participant to the Company. In the event a Participant's employment with the Company is terminated for the convenience of the Company, as determined by the Committee, the Committee, in its sole discretion, may vest such Participant in all or any portion of outstanding Stock Options (which shall become exercisable) and/or shares of Restricted Stock or Restricted Stock Units awarded to such Participant, effective as of the date of such termination.

    B.  DEATH

    If a Participant should die while employed by the Company, any Stock Option previously granted under this Plan may be exercised by the person designated in such Participant's last will and testament or, in the absence of such designation, by the Participant's estate, to the full extent that such Stock Option could have been exercised by such Participant immediately prior to death. Further, with respect to outstanding Stock Option grants which, as of the date of death, are not yet exercisable, any such option grant shall vest and become exercisable in a pro-rata amount, based on the full months of employment completed during the full vesting period of the Stock Option from the date of grant to the date of death.

    With respect to Stock Option grants which require the deposit of owned Common Stock as a condition to obtaining exercise rights, in the event a Participant should die while employed by the Company, said Stock Options may be exercised as provided in the first paragraph of this Section 13B, subject to the following special conditions:

        (i) any restrictions on the sale of shares issued in respect of any such Stock Option shall cease; and

        (ii) any owned Common Stock deposited by the Participant pursuant to said grant shall be promptly returned to the person designated in such Participant's last will and testament or, in the absence of such designation, to the Participant's estate, and all requirements regarding deposit by the Participant shall be terminated.

    A Participant who dies during any applicable restricted period shall vest in a proportionate number of shares of Restricted Stock or Restricted Stock Units, effective as of the date of death. Such proportionate vesting shall be pro-rata, based on the number of full months of employment completed during the restricted period prior to the date of death, as a percentage of the applicable restricted period.

    C.  RETIREMENT

    The Committee shall determine, at the time of grant, the treatment of the Stock Option upon the retirement of the Participant. Unless other terms are specified in the original Stock Option grant, if the termination of employment is due to a Participant's retirement on or after age 55 with 10 years of service with the Company, the Participant may exercise a Stock Option, subject to the original terms and conditions of the Stock Option. With respect to Stock Option grants which require the deposit of owned Common Stock as a condition to obtaining rights, any restrictions on the sale of shares issued in respect of any such Stock Option shall lapse at the date of any such retirement.

    A Participant who retires on or after the date he or she attains age 65 shall fully vest in all shares of Restricted Stock or Restricted Stock Units, effective as of the date of retirement (unless any such award specifically provides otherwise).

    A Participant who takes early retirement (after age 55, but prior to age 65) during any applicable restricted period may elect either of the following alternatives with respect to Restricted Stock or Restricted Stock Units (unless any such award specifically provides otherwise):

        (a) Leave owned shares on deposit with the Company and vest in all shares of Restricted Stock or Restricted Stock Units, effective as of the earlier of the date the Participant attains age 65 or the termination date of the applicable restricted period; or

        (b) Withdraw owned shares and vest in a proportionate number of shares of Restricted Stock or Restricted Stock Units, effective as of the date the shares on deposit are withdrawn. Such proportionate vesting shall be pro-rata, based on the number of full months of employment completed during the restricted period prior to the date of early retirement, as a percentage of the applicable restricted period.

    D.  SPIN-OFFS

    If the termination of employment is due to the cessation, transfer, or spin-off of a complete line of business of the Company, the Committee, in its sole discretion, shall determine the treatment of all outstanding Awards under the Plan.

14.  AMENDMENTS OF THE PLAN

    The Plan may be terminated, modified, or amended by the Board of Directors of the Company. The Committee may from time to time prescribe, amend and rescind rules and regulations relating to the Plan. Subject to the approval of the Board of Directors, the Committee may at any time terminate, modify, or suspend the operation of the Plan, provided that no action shall be taken by the Board of Directors or the Committee without the approval of the stockholders of the Company which would:

        (i) materially increase the number of shares which may be issued under the Plan;

        (ii) materially increase the benefits accruing to Participants under the Plan; or

       (iii)   materially  modify   the  requirements  as   to  eligibility  for
    participating in the Plan.

    The Board of Directors shall have authority to cause the Company to take any action related to the Plan which may be required to comply with the provisions of the Securities Act of 1933, as amended, the 1934 Act, and the rules and regulations prescribed by the Securities and Exchange Commission. Any such action shall be at the expense of the Company.

    No termination, modification, suspension, or amendment of the Plan shall alter or impair the rights of any Participant pursuant to a prior Award without the consent of the Participant. There is no obligation for uniformity of treatment of Participants under the Plan.

15.  FOREIGN JURISDICTIONS

    The Committee may adopt, amend, and terminate such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of the laws of any foreign jurisdiction, to employees of the Company who are subject to such laws and who receive Awards under the Plan.

16.  NOTICE

    All notices to the Company regarding the Plan shall be in writing, effective as of actual receipt by the Company, and shall be sent to:

Darden Restaurants, Inc.
5900 Lake Ellenor Dr.
Orlando, FL 32809
Attn: General Counsel
Effective May 28, 1995

                                                                      EXHIBIT II

                            DARDEN RESTAURANTS, INC.
              STOCK OPTION AND LONG-TERM INCENTIVE CONVERSION PLAN
                           (AS AMENDED MAY 23, 1996)

1.  PURPOSE OF THE PLAN

    The purpose of the GM Restaurants, Inc. Stock Option and Long-Term Incentive Conversion Plan (the "Plan") is to provide for the issuance and administration of certain awards relating to Common Stock of Darden Restaurants, Inc. (the "Company") issued to employees and officers of General Mills, Inc. ("GMI"), the Company, and other GMI Subsidiaries, in connection with the Distribution by GMI to its stockholders of all of the Common Stock of the Company.

2.  DEFINITIONS

    As used in the Plan, the following terms shall have the meanings set forth below:

    "Adjusted GMI Stock Option" shall mean a GMI Stock Option which, as a result of the Distribution, has been adjusted by the GMI Compensation Committee as to its exercise price and/or the number of shares of GMI Common Stock it covers, such adjustment to each GMI Stock Option being dependent on the number of corresponding Company Stock Options granted by the Company, if any.

    "Award" shall mean any Stock Option, Restricted Stock, Restricted Stock Unit or Performance Unit Account granted under this Plan.

    "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

    "Board" shall mean the Board of Directors of the Company.

    "Bridge Grant" shall mean a GMI Stock Option granted on June 1, 1994 under the General Mills, Inc. 1990 Salary Replacement Stock Option Plan in the award known as "90-S10" in GMI's internal stock option management system.

    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of which directors, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3. Until otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

    "Common Stock" shall mean the common stock of the Company (without par value).

    "Company" shall mean Darden Restaurants, Inc., a Florida corporation.

    "Company Conversion Ratio" shall mean the factor where the numerator is the Per Share Company Stock Price and the denominator is the Per Share Pre-Split GMI Stock Price.

    "Distribution" shall mean the transfer by GMI of all the then outstanding Shares owned by GMI to the distribution agent for the benefit of, and ultimate distribution to, the holders of GMI common stock as of the Record Date, as described in the Information Statement.

    "Distribution Date" shall mean the effective date of the Distribution.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

    "Fair Market Value" shall mean the mean of the high and low price of the Common Stock on the New York Stock Exchange on the applicable date.

    "Food Retirees" shall mean persons retiring from GMI on or prior to the Distribution Date who are not Restaurant Retirees.

    "GMI" shall mean General Mills, Inc., a Delaware corporation.

    "GMI Award" shall mean any of the GMI Stock Options, GMI Restricted Stock or Restricted Stock Units or GMI Performance Units.

    "GMI Compensation Committee" shall mean the Compensation Committee of the Board of Directors of GMI.

    "GMI Performance Unit" shall mean a performance unit granted by GMI and outstanding on the Record Date.

    "GMI Restricted Stock or Restricted Stock Unit" shall mean a share of GMI common stock or the right to receive a share of GMI common stock which is subject to certain restrictions on the last trading day on the New York Stock Exchange immediately prior to the Record Date.

    "GMI Stock Option" shall mean an option to purchase GMI common stock granted by GMI to a present or former officer or employee of GMI that is outstanding and unexercised on the Record Date.

    "Information Statement" shall mean the information statement dated May 5, 1995 distributed to GMI stockholders in connection with the transactions relating to the Distribution.

    "Participant" shall mean an individual eligible to receive a Company Award who is granted an Award under the Plan.

    "Per Share Company Stock Price" shall mean the composite volume weighted average price of the Company's Common Stock as published by Bloomberg L.P. for the period beginning on the later of (i) the second trading day on which "when issued" trading in Company Common Stock takes place on the New York Stock Exchange and (ii) the twentieth trading day prior to the Distribution Date and ending on the Distribution Date.

    "Per Share Post-Split GMI Stock Price" shall mean the composite volume weighted average price of GMI common stock trading without due bills as published by Bloomberg L.P. for the period beginning on the later of (i) the second trading day on which "when issued" trading in Company Common Stock takes place on the New York Stock Exchange and (ii) the twentieth trading day prior to the Distribution Date and ending on the Distribution Date.

    "Per Share Pre-Split GMI Stock Price" shall mean the composite volume weighted average price as of GMI common stock trading with due bills published by Bloomberg L.P. for the period beginning on the later of (i) the second trading day on which "when issued" trading in Company Common Stock takes place on the New York Stock Exchange and (ii) the twentieth trading day prior to the Distribution Date and ending on the Distribution Date.

    "PUP Account" shall mean any account established by GMI in connection with the granting of a GMI Performance Unit.

    "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

    "Record Date" shall mean May 5, 1995.

    "Restaurant Retirees" shall mean persons retiring from the Company on or prior to the Distribution Date.

    "Restricted Stock and Restricted Stock Unit" shall mean any award of restricted stock or restricted stock units granted under Section 9 of the Plan.

    "Retiree Split Option Grant" shall have the meaning set forth in Section 7(a)(iii) of the Plan.

    "Retiree Split Stock Grant" shall have the meaning set forth in Section 9(b) of the Plan.

    "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

    "SEC" shall mean the Securities and Exchange Commission, including the staff thereof, or any successor thereto.

    "Shares" shall mean the shares of Common Stock (without par value) of the Company and such other securities of the Company or a Subsidiary as the Committee may from time to time designate.

    "Special Grant" shall mean a GMI Stock Option granted on September 20, 1993 and September 19, 1994 under the General Mills, Inc. Stock Option and Long-Term Incentive Plan of 1993.

    "Split Grant Conversion Ratio" shall mean the factor where the numerator is the Per Share Pre-Split GMI Stock Price and the denominator is the sum of the Per Share Post-Split GMI Stock Price and the Per Share Company Stock Price.

    "Stock Option" shall mean a stock option granted under Section 7 of the Plan.

    "Subsidiary" shall mean any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 25% of the total ordinary voting power or at least 25% of the total value of all classes of equity interests of such corporation or other entity.

3.  EFFECTIVE DATE AND DURATION

    EFFECTIVE DATE

    This Plan shall become effective as of the Distribution Date. Subject to paragraph 6(b), no Award shall be granted under the Plan except the Awards provided for in Sections 7, 9 and 10. Awards granted hereunder shall continue until their respective expiration dates.

4.  ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee shall have no discretion relating to the timing, price and size of Awards granted under the Plan, which shall be determined in accordance with the provisions of Sections 7, 9 and 10. Unless otherwise expressly provided in the Plan, all designations, determination, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Participant. The authority of the Committee to administer, interpret, amend, alter, adjust, suspend, discontinue, or terminate, in accordance with the provisions of the Plan, any Award or to waive any conditions or rights under any Award shall extend until the expiration date of such Award.

5.  ELIGIBLE PERSONS

    Only persons employed by the Company or a Subsidiary on the Distribution Date and Food Retirees and Restaurant Retirees who, on the Distribution Date, hold an outstanding GMI Stock Option or on the Record Date have issued and outstanding in their name GMI Restricted Stock or Restricted Stock Units shall be eligible to receive Awards under the Plan. Each Participant shall be granted an Award in accordance with the provisions of the Plan.

6.  SHARES SUBJECT TO THE PLAN

    (a)   SHARES  AVAILABLE FOR  AWARDS.  Subject  to adjustment  as provided in
Section 6(b):

        (i) CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares with respect to which Awards may be granted under the Plan shall be such number of Shares as results from the application of the award formulas set forth in Sections 7, 9 and 10. If, after the effective date of the Plan, an Award granted under the Plan expires or is exercised, forfeited, cancelled or terminated without the delivery of Shares, then the Shares covered by such Award or to which such Award relates, or the number of Shares otherwise to which Awards may be granted, to the extent of any such expiration, exercise, forfeiture, cancellation or termination, shall not thereafter be available for grants or Awards under the Plan.

        (ii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist of authorized and unissued Shares, Shares held in the Company's treasury and Shares acquired in the open market or otherwise obtained by the Company or a Subsidiary.

    (b) ADJUSTMENTS. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to outstanding Awards, and
(ii) the grant or exercise price with respect to any Award and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; PROVIDED, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

7.  STOCK OPTIONS

    (a) NUMBER OF STOCK OPTIONS. Each holder of a GMI Stock Option who is a Company employee, a Food Retiree or a Restaurant Retiree on the Distribution Date shall receive either a Company Stock Option, an Adjusted GMI Stock Option or an election to receive either a Company Stock Option or a Company Stock Option and an Adjusted GMI Stock Option in accordance with the following:

        (i) Active employees of the Company on the Distribution Date who hold GMI Stock Options, except Bridge Grants or Special Grants shall receive, in addition to an Adjusted GMI Stock Option, a Company Stock Option with an exercise price for the shares of Common Stock equal to the exercise price of the GMI Stock Option prior to the Distribution multiplied by the Company Conversion Ratio and for a number of shares of Common Stock equal to the number of shares subject to the GMI Stock Option prior to the Distribution multiplied by .33 divided by the Company Conversion Ratio.

        (ii) Active employees of the Company on the Distribution Date holding Bridge Grants or Special Grants and Restaurant Retirees holding Bridge Grants shall, as to such options, receive a Company Stock Option with an exercise price for the shares of Common Stock equal to the exercise price of the GMI Stock Option prior to the Distribution multiplied by the Company Conversion Ratio and for a number of shares of Common Stock equal to the number of shares subject to the GMI Stock Option prior to the Distribution divided by the Company Conversion Ratio.

       (iii) Restaurant Retirees holding GMI Stock Options, other than Bridge Grants, shall be given, as to such GMI Stock Options, an election, prior to the Record Date, to receive either (a) a Company Stock Option as described in (ii) above or (b) a Retiree Split Option Grant. The Retiree Split Option Grant shall mean an Adjusted GMI Stock Option, as determined by the GMI Compensation Committee, plus a Company Stock Option with an exercise price for the shares of Common Stock equal to the exercise price of the GMI Stock Option prior to the Distribution multiplied by the Company Conversion Ratio and for a number of shares of Common Stock equal to the number of shares subject to the GMI Stock Option prior to the Distribution multiplied by the Split Grant Conversion Ratio.

       (iv) Food Retirees holding GMI Stock Options shall be given an election, prior to the Record Date, either to receive a Retiree Split Option Grant as described in (iii) above or receive an Adjusted GMI Stock Option, as determined by the GMI Compensation Committee.

        (v) Each Company Stock Option shall have the same remaining term and other terms and conditions (whether such terms and conditions are contained in the related GMI Stock Option agreement or in the plan under which such GMI Stock Option was granted, subject that a "Change of Control" as defined in such related agreement or plan shall be amended to provide that a "beneficial owner" is an owner of 20% or more of the shares of the Company entitled to vote for the election of directors) and shall be exercisable to the same extent as the GMI Stock Option from which it was derived, with such changes and modifications as necessary to substitute the Company for GMI, as the issuer of the Stock Option.

8.  EXERCISE OF STOCK OPTIONS

    A Participant exercising a Company Stock Option shall give notice to the Company of such exercise and of the number of shares elected to be purchased prior to 5:00 P.M. EST/EDT on the day of exercise, which must be a business day at the executive offices of the Company. At the time of purchase, the Participant shall tender the full purchase price of the shares purchased. Until such payment has been made and a certificate or certificates for the shares purchased has been issued in the Participant's name, the Participant shall possess no stockholder rights with respect to such shares. Payment of such purchase price shall be made to the Company, subject to any applicable rule or regulation adopted by the Committee:

        (i) in cash (including check, draft, money order or wire transfer made payable to the order of the Company);

        (ii) through the delivery of shares of Common Stock owned by the Participant; or

       (iii) by a combination of (i) and (ii) above.

    For determining the amount of the payment, Common Stock delivered pursuant to (ii) or (iii) shall have a value equal to the Fair Market Value of the Common Stock on the date of exercise.

9.  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

    (a) Holders of unvested GMI Restricted Stock or Restricted Stock Units who are employees of the Company on the Distribution Date shall have issued in their name, or in book entry form as reflected on the master stockholder record of the Company immediately following the Distribution Date, a number of shares of Company Restricted Stock or Restricted Stock Units equal to the number of shares of GMI Restricted Stock or Restricted Stock Units issued and outstanding in their name on the last trading day on the New York Stock Exchange prior to the Record Date divided by the Company Stock Conversion Ratio.

    (b) Holders of unvested GMI Restricted Stock or Restricted Stock Units and who are Restaurant Retirees shall be given a choice, prior to the Record Date, to elect to have issued in their name, or in book entry form as reflected on the master stockholder record of the Company immediately following the Distribution Date either (i) a Retiree Split Stock Grant or (ii) the number of shares of Company Restricted Stock or Restricted Stock Units described in (a) above. The Retiree Split Stock Grant shall consist of GMI Restricted Stock or Restricted Stock Units, as determined by the GMI Compensation Committee, and Company Restricted Stock or Restricted Stock Units covering the number of shares which were subject to the GMI Restricted Stock or Restricted Stock Units on the last trading day on the New York Stock Exchange prior to the Record Date.

    (c) Holders of unvested GMI Restricted Stock or Restricted Stock Units who are Food Retirees shall be given a choice, prior to the Record Date, to elect to have issued in their name, or in book entry form as reflected on the master stockholder record of the Company, either (i) a Retiree Split Stock Grant described in (b) above or (ii) a modified grant of GMI Restricted Stock or Restricted Stock Units as determined by the GMI Compensation Committee.

    (d) Each share of Restricted Stock or Restricted Stock Unit shall have the same remaining vesting period and other terms and conditions (whether such terms and conditions are contained in the related GMI Restricted Stock or Restricted Stock Unit agreement or in the plan under which such GMI Restricted Stock or Restricted Stock Unit was granted) and shall vest to the same extent and at the rate as the share of GMI Restricted Stock or Restricted Stock Unit from which it was derived, with such changes and modifications as necessary to substitute the Company for GMI as the issuer of the Restricted Stock or Restricted Stock Unit; provided, however, that as to Stock Options, Restricted Stock or Restricted Stock Units which require a deposit of Participant-owned shares as a condition to vesting, the Committee may, in its discretion, make such adjustments to the deposit requirements as it deems appropriate.

10.  PERFORMANCE UNITS

    The value on the Distribution Date of PUP Accounts shall be transferred to the Company in the proportion that the Company Stock Options, having a related PUP Account, bear to the corresponding Adjusted GMI Stock Options, if any. If no corresponding Adjusted GMI Stock Options are issued, the entire value of the PUP Account shall be transferred to the Company. Withdrawals of PUP Account amounts transferred to the Company shall reduce the outstanding Company Stock Options held by a Participant; exercises of Company Stock Options shall reduce the amount of the corresponding transferred PUP Account to the same extent as provided in the grant of the GMI Performance Unit.

11.  AMENDMENTS TO PLAN AND AWARDS

    (a) AMENDMENTS TO THE PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or any successor provision thereto. Notwithstanding anything to the contrary contained herein, (i) the Committee may amend the Plan in such manner as may be necessary for the Plan to conform with local rules and regulations in any jurisdiction outside the United States, and (ii) any amendment, suspension or termination made in accordance with this paragraph 11(a) that would adversely affect a Participant's rights under an Award made under the Plan may not be made without such Participant's consent and (iii) no amendment to the provisions of Sections 7, 9 and 10 of the Plan relating to the amount, price and timing of Awards under the Plan may be made more often than once every six months, except to comport with the provisions of the Code or the regulations thereunder.

    (b) AMENDMENTS TO AWARDS. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation to change the date or dates as of which an Award becomes exercisable.

    (c) ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in paragraph 6(b) hereof) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

    (d) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

12.  MISCELLANEOUS

    (a) AWARD AGREEMENTS. Awards hereunder may be evidenced by a writing delivered to the Participant that shall specify the terms and conditions thereof and any rules applicable thereto and that shall, in accordance with the provisions of the Plan, replicate as closely as possible the terms, conditions and other contractual attributes of the GMI Award from which the Award is derived, as in effect on the Distribution Date.

    (b) SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (c) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights and other types of Awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

    (d) NO RIGHT TO EMPLOYMENT. The grant of any Award shall not be construed as giving a Participant the right to be engaged or employed by or retained in the employ of the Company or any Subsidiary. The Company or any Subsidiary may at any time dismiss a Participant from engagement or employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or any agreement relating to the engagement or employment of the Participant by the Company or any Subsidiary.

    (e) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall, to the extent not governed by federal law, be determined in accordance with the laws of the State of Florida.

    (f) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

    (g) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

    (h) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine, in accordance with the terms of the Plan, as applicable, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

    (i) HEADINGS. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

13.  NON-TRANSFERABILITY

    No shares of Restricted Stock and no Restricted Stock Units shall be sold, exchanged, transferred, pledged, or otherwise disposed of during the restricted period. No Stock Options granted under this Plan shall be transferable by a Participant otherwise than (i) by the Participant's last will and testament or
(ii) by the applicable laws of descent and distribution, and such Stock Options shall be exercised during the Participant's lifetime only by the Participant or his or her guardian or legal representative. Other than as set forth herein, no Award under the Plan shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

14.  WITHHOLDING TAXES

    It shall be a condition to the obligation of the Company to deliver shares upon the exercise of a Stock Option, the vesting of Restricted Stock or Restricted Stock Units and the corresponding issuance of shares of unrestricted Common Stock, that the Participant pay to the Company cash in an amount equal to all federal, state, local and foreign withholding taxes required to be collected in respect thereof.

    Notwithstanding the foregoing, to the extent permitted by law and pursuant to such rules as the Committee may adopt, a Participant may authorize the Company to satisfy any such withholding requirement by directing the Company to withhold from any shares of Common Stock to be issued, all or a portion of such number of shares as shall be sufficient to satisfy the withholding obligation, provided that in the case of the vesting of Restricted Stock or Restricted Stock Units, the number of shares of Common Stock to be issued equals or exceeds 500.

15.  FOREIGN JURISDICTIONS

    The Committee may adopt, amend, and terminate such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of the laws of any foreign jurisdiction, to employees of the Company who are subject to such laws and who receive Awards under the Plan.

16.  NOTICE

    All notices to the Company regarding the Plan shall be in writing, effective as of actual receipt by the Company, and shall be sent to:

GM Restaurants, Inc.
5900 Lake Ellenor Dr.
Orlando, FL 32809
Attn: General Counsel

Effective May 28, 1995

                                                                     EXHIBIT III

                            DARDEN RESTAURANTS, INC.
                           MANAGEMENT INCENTIVE PLAN
                           (AS AMENDED MAY 23, 1996)
                                     PART I
                               GENERAL PROVISIONS

A.  OBJECTIVE OF THE PLAN

    It is the intent of Darden Restaurants, Inc. (the "Company") to provide financial rewards to key executives in recognition of individual contributions to the success of the Company under the provisions of this Management Incentive Plan (the "Plan").

    Participant awards shall be based on the comparative impact of the position to the overall corporate results as measured by the position level, salary of the Participant, and the degree to which the individual is able to affect division/subsidiary, group and corporate results.

B.  ELIGIBILITY

    Any   active  key  management  employee  of   the  Company  or  any  of  its
subsidiaries, including such members of the Board and the Chairman as are actively employed by the Company or its subsidiaries, shall be eligible to participate in the Plan. Eligibility shall not carry any rights to participation nor to any fixed awards under the Plan.

    Employees on a commission basis, those who are members of any other company incentive compensation plan, except the Stock Option and Long-Term Incentive Plans of the Company, and persons acting in a consulting capacity shall not be eligible.

C.  PARTICIPATION

    As early as possible in each fiscal year (the "Plan Year"), management shall recommend from those eligible a list of proposed Participants in the Plan, and the Compensation Committee of the Board of Directors (the "Committee") thereupon shall determine and cause to be notified those who have been selected as Participants for the current Plan Year. Participants shall be those persons holding positions which most significantly affect operating results and provide the greatest opportunity to contribute to current earnings and the future success of the Company. During the year, other Participants may be added because of promotion or for other reasons warranting their inclusion, or Participants may be excluded from active participation because of demotion or other reasons warranting their exclusion.

                                    PART II
                                BASE CASH AWARDS

    The size of a Participant's base cash incentive award ("Base Cash Award") under this Plan shall be preliminarily determined by the following formula:

         (Eligible Base Salary Earnings) x (Target Incentive Percent) x (Individual Performance Rating) x (Corporate/Unit Composite Rating) =
                               (Base Cash Award)

A.  ELIGIBLE BASE SALARY EARNINGS

    The Eligible Base Salary Earnings is the total amount of regular base pay actually paid to a Plan Participant during the portion of the year the Participant is covered by the Plan.

B.  TARGET INCENTIVE PERCENT

    The Target Incentive Percent shall be determined by the Senior Vice President-Personnel using the following guidelines:

    The Target Incentive Percent will be determined based on job level at the time participation in the Plan commences. Persons transferred to a higher or lower job level during a Plan Year will have their Target Incentive Percent revised as of the effective date of the change in position.

C.  INDIVIDUAL PERFORMANCE RATING

    Individual performance for the Plan Year will be determined as follows:

    1. At the beginning of each Plan Year, each Participant will develop written objectives for the year which are directly related to specific job accountabilities.

    2. The individual objectives will be reviewed with each Participant's supervisor for acceptance and will become the primary basis for establishing the Individual Performance Rating for the year. For the Chief Executive Officer, such objectives will be reviewed and approved by the Committee.

    3. Near the end of each Plan Year, each Participant will submit to his or her supervisor, a Summary of Accomplishments related to individual performance during the year. Based on this information and other information related to individual performance or job accountabilities, the supervisor will assign an individual rating from the following range:

  0 - .50    Unsatisfactory Performance
 .50 - .90   Objectives Partially Met
 .90 - 1.20  Objectives Met
1.20 - 1.40  Superior Performance
1.40 - 1.80  Outstanding & Exceptional Performance

D.  UNIT/CORPORATE PERFORMANCE RATING

    1.  UNIT RATING

    Near the end of the Plan Year, each Participant will submit to his or her supervisor, a Unit Achievement Summary, which outlines the performance of his or her respective unit during the Plan Year and relates directly to annual program, the Company's long-range plans and other key operating objectives. This Unit Achievement Summary will be used, along with other information related to unit performance, in establishing a unit rating with a range of .0 (Unsatisfactory) to 1.8 (Outstanding and Exceptional Performance) in the same manner or ratings for Individual Performance Ratings.

    2.  CORPORATE RATING

    At the beginning of each Plan Year, the Committee shall establish a rating schedule based upon the Company's growth in Earnings Per Share (Pre-LIFO) and the Company's Return on Capital for the Plan Year. Based on this schedule, the Committee will, at the end of each Plan Year, establish a corporate rating for the year.

    Individual and unit ratings will be recommended by the Participant's manager and reviewed by one additional level of management. All individual and unit ratings for Plan Participants will be submitted to the Company's Incentive Committee for review and approval.

    3.  UNIT/CORPORATE WEIGHTINGS

    The ratings established in 1. and 2. above shall be weighted based on job level according to the following schedule:

                                                                                      CORPORATE      UNIT
                                                                                       PORTION      PORTION
                                                                                     -----------  -----------
Senior Corporate Officers..........................................................        100%           0%
Vice Chairmen......................................................................         40%          60%
Restaurant Concept Presidents......................................................         25%          75%
Restaurant Concept Officers........................................................          0%         100%
Corporate Staff Officers...........................................................        100%           0%

E.  REVIEW AND APPROVAL OF RATINGS

    All individual and unit ratings will be determined by the Participant's manager and reviewed and approved by one additional level of management. In addition, the Incentive Committee shall review and approve all ratings prior to their submissions to the Committee.

    The final ratings and incentive award amounts shall be reviewed and approved by the Committee which shall have full authority and discretion to set all final Base Cash Awards.

                                    PART III
                           STOCK MATCHING PROVISIONS

A.  ALTERNATIVES FOR PARTICIPATION IN STOCK MATCHING

    Subject to the provisions set forth below (the "Stock Matching Provisions"), Participants under age 55 are eligible to receive additional incentive compensation in the form of common stock of the Company ("Common Stock") contributed by the Company ("Stock Matching") under the terms of the Company's Stock Option and Long-Term Incentive Plans, and Participants age 55 or over may elect to receive all or a portion of their additional incentive compensation in the form of Stock Matching and/ or an "Additional Cash Award."

    1. Participants under age 55 as of the last day of the Plan Year are eligible to participate in the Stock Matching Provisions of the Plan by depositing shares of Common Stock with a Fair Market Value equal to either 15% or 25% of their Base Cash Award, depending on job level.

    2. Participants age 55 or over as of the last day of the Plan Year may elect full, partial, or no participation in the Stock Matching Provisions according to the following schedule:

                                                                25% MATCH                       15% MATCH
                                                      ------------------------------  ------------------------------
                                                        FAIR MARKET                     FAIR MARKET
                                                      VALUE OF SHARES                 VALUE OF SHARES
                                                      TO BE DEPOSITED                 TO BE DEPOSITED
                                                       AS % OF BASE     ADDITIONAL     AS % OF BASE     ADDITIONAL
LEVEL OF STOCK MATCHING PARTICIPATION                   CASH AWARD      CASH AWARD      CASH AWARD      CASH AWARD
- ----------------------------------------------------  ---------------  -------------  ---------------  -------------
Full Participation..................................           25%              0%             15%              0%
                                                               15%              6%              9%              3%
Partial Participation...............................           10%              9%              6%              5%
                                                                5%             12%              3%              7%
No Participation in Stock Matching..................            0%             15%              0%              9%

    3. On or before the December 31 immediately preceding the end of the Plan Year, Participants must notify the Company in writing of the applicable participation alternatives elected under the Stock Matching Provisions. Elections regarding Stock Matching participation are effective for the current Plan Year.

B.  PARTICIPATION IN STOCK MATCHING

    1. The Company shall notify each Participant who participates in the Stock Matching Provisions of the maximum number of shares of Common Stock which they are permitted to deposit under the Plan, and Participants may choose to deposit all or any portion of the number of shares so permitted to be deposited (the
"Original Deposit"). Participants can make their Original Deposit at any time after they receive their Base Cash Award, but Participants must deposit such shares with the Company (the "Agent") no later than the December 1 immediately following the end of the Plan Year.

    2. Any Participant who dies, retires on or after age 65, elects early retirement after age 55, or is permanently disabled and unable to work as determined by the Committee, either during a Plan Year or prior to the final date for depositing the Original Deposit shares for such Plan Year (December 1), shall not be eligible to participate in the Stock Matching Provisions, but instead, such Participant, or the Participant's legal representative, shall receive an Additional Cash Award for the Plan Year in an amount equal to fifteen percent (15%) or twenty-five percent (25%) of any Base Cash Award paid or payable for that Plan Year.

C.  DISTRIBUTIONS AND WITHDRAWALS

    1.  RESTRICTED STOCK

    As soon as practical following the Original Deposit by a Participant, the Company shall, under the terms of the Company's Stock Option and Long Term Incentive Plans, match these shares and either deposit with the Agent for the Participant's account one share of Common Stock for each share of the Original Deposit or evidence issuance of one share of Common Stock for each share of the Original Deposit in book entry form as reflected on the master stockholder records of the Company. The Company matching shares (the "Restricted Stock") shall vest and be delivered to the Participant in accordance with the terms of the plan under which they are issued and as determined by the Committee.

    2.  TEMPORARY WITHDRAWAL FOR OPTION EXERCISE

    A Participant may temporarily withdraw all or a portion of the shares on deposit for all Plan Years (other than Restricted Stock) in order to exercise Company stock options, subject to an equal number of shares of Common Stock being promptly redeposited with the Agent after such exercise.

D.  DEFINITION OF PLAN YEAR

    For stock matching purposes, the Plan Year shall be defined as the Company's fiscal year.

                                    PART IV
                  DEFERRAL OF PAYMENT OF CASH INCENTIVE AWARDS

    Subject to rules adopted by the Committee, a Participant may elect to defer all or a portion of a Base Cash Award and any additional cash award received (collectively "Cash Award") during each calendar year in accordance with the terms and conditions of the Company's FlexComp Plan.

    In order to defer all or a portion of the Cash Award for a particular calendar year, a Participant must make a valid election by executing and filing a Deferral Election Form with the Company on or before the December 31 immediately preceding the end of the Plan Year.

                                     PART V
                              PLAN ADMINISTRATION

    This Plan shall be effective in each fiscal year of the Company and shall be administered by the Committee and the Committee shall have full authority to interpret the Plan. Such interpretations of the Committee shall be final and binding on all parties, including the Participants, survivors of the Participant, and the Company.

    The Committee shall have the authority to delegate the duties and responsibilities of administering the Plan, maintaining records, issuing such rules and regulations as it deems appropriate, and making the payments hereunder to such employees or agents of the Company as it deems proper.

    The Board, or if specifically delegated, its delegate, may amend, modify or terminate the Plan at any time, provided, however, that no such amendment, modification or termination shall adversely affect any accrued benefit under the Plan to which a Participant, or the Participant's beneficiary, is entitled prior to the date of such amendment or termination, unless the Participant, or the Participant's beneficiary, becomes entitled to an amount equal to the value of such benefit under another plan, program or practice adopted by the Company.
Notwithstanding the above, no amendment, modification, or termination which would affect benefits accrued under this Plan prior to such amendment, modification or termination may occur after a Change of Control without the written consent of a majority of the Participants determined as of the day before such Change of Control.

    A Change of Control shall mean the occurrence of any of the following events:

        (a) any person (including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) becoming, directly or indirectly, the beneficial owner of twenty percent (20%) or more of the shares of stock of the Company entitled to vote for the election of directors;

        (b) as a result of or in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Company's Board of Directors; or

        (c) the stockholders of the Company approve an agreement providing for a transaction in which the Company will cease to be an independent publicly-owned corporation or a sale or other disposition of all or substantially all of the assets of the Company occurs.

    In the event the Company shall effect one or more changes, split-ups or combinations of shares of Common Stock or one or more other like transactions, the Board or the Committee may make such adjustment, upward or downward, in the number of shares of Common Stock to be deposited by the Participants as shall appropriately reflect the effect of such transactions.

    In the event the Company shall distribute shares of a subsidiary of the Company to its stockholders in a spin-off transaction, the shares of stock of the subsidiary distributed to Participants which are attributable to Restricted Stock shall be vested and delivered to the Participants subject to any specific instructions of the Committee.

    Neither any benefit payable hereunder nor the right to receive any future benefit under the Plan may be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under the Plan of the person affected may be terminated by the Committee which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

    All questions pertaining to the construction, validity and effect of the Plan shall be determined in accordance with the laws of the United States and the laws of the State of Florida.

    Effective as of May 28, 1995

                            DARDEN RESTAURANTS, INC.
                                 ANNUAL MEETING
      HYATT REGENCY, ORLANDO INTERNATIONAL AIRPORT, ORLANDO, FLORIDA 32827
          SEPTEMBER 19, 1996, 2:00 P.M. EASTERN DAYLIGHT SAVINGS TIME

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED
                         "FOR" ITEMS 1, 2, 3, 4 AND 5.

          THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3, 4 AND 5

1.         Election of Directors         / / FOR all listed         / / WITHHOLD AUTHORITY TO VOTE FOR ALL LISTED NOMINEES
                                         nominees

   H. B. Atwater, Jr.; John P. Birkelund; Daniel B. Burke; Joe R. Lee; Betty
                                Southard Murphy;
        Jeffrey J. O'Hara; Michael D. Rose; Jack A. Smith; Blaine Sweatt

   / / LISTED NOMINEES except the following
     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME OF SUCH NOMINEE(S) IN THE SPACE PROVIDED BELOW.)
________________________________________________________________________________

2.         Approval of appointment of KPMG Peat Marwick LLP as independent auditors
                     / /   FOR                                   /  /   AGAINST                                   / /    ABSTAIN
3.         Approval of the Stock Option and Long-Term Incentive Plan of 1995, as amended
                     /  /   FOR                                   /  /   AGAINST                                   / /   ABSTAIN
4.         Approval of the Stock Option and Long-Term Incentive Conversion Plan, as amended
                     / /   FOR                                   /  /   AGAINST                                   / /    ABSTAIN
5.         Approval of the Management Incentive Plan, as amended
                     /  /   FOR                                   /  /   AGAINST                                   / /   ABSTAIN

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints J.R. Lee, J.J. O'Hara and C.L. Whitehill, and each of them, as proxies with full power of substitution, to vote all shares of common stock which the undersigned has power to vote at the Annual Meeting of Stockholders to be held on September 19, 1996 at Orlando, Florida, and at any adjournment thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting.

                                              Dated: ___________________________
                                              __________________________________
                                                         (Signature)
                                              __________________________________
                                                         (Signature)

                                              PLEASE  SIGN   EXACTLY   AS   NAME
                                              APPEARS ABOVE. JOINT OWNERS SHOULD
                                              EACH SIGN. EXECUTORS,
                                              ADMINISTRATORS,   TRUSTEES,   ETC.
                                              SHOULD SO  INDICATE WHEN  SIGNING.
                                              IF SIGNER IS A CORPORATION, PLEASE
                                              SIGN  FULL NAME BY DULY AUTHORIZED
                                              OFFICER.